SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential,  for Use of the Commission  Only (as permitted by Rule 14a-6
      (e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting   Material   Pursuant  to  Section   240.14a-11(c)  or  Section
      240.14a-12


                            AMERICAN AADVANTAGE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                            AMERICAN AADVANTAGE FUNDS

                           4151 AMON CARTER BOULEVARD
                                     MD 2450
                              FORT WORTH, TX 76155

                                                                   July 21, 2004

Dear Shareholders:

      The enclosed proxy materials relate to a Special Meeting of Shareholders of the American AAdvantage Funds (the "Trust") to be held on August 11, 2004. As discussed in more detail in the Proxy Statement, you will be asked to vote on several proposals. As a shareholder of a fund of the Trust (each a "Fund"), you are asked to review the Proxy Statement carefully and to cast your vote on the proposals. THE BOARD OF TRUSTEES (THE "TRUSTEES") RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

ELECTION OF TRUSTEES

      At the meeting, all shareholders will be asked to re-elect the five current Trustees and to elect three additional Trustees. The three additional Trustees are independent of the Trust and its investment advisers.

CHANGES TO INVESTMENT POLICIES OF THE FUNDS

      At the meeting,  shareholders  of certain Funds will be asked to a approve changes to certain fundamental investment policies of those Funds. In particular, all shareholders, except those shareholders of an index fund, will be asked to approve changes to the fundamental investment policies regarding investments in commodities, lending securities, issuing senior securities, and borrowing. Shareholders of the American AAdvantage Money Market Fund also will be asked to approve a change to the fundamental investment policy regarding the concentration of investments in the banking industry. The proposed changes to the investment policies are designed to simplify and modernize the investment restrictions of the Funds and to provide greater flexibility in managing the Funds' assets. Except as specifically indicated otherwise, the Trustees of each Fund do not presently intend to make any significant changes to a Fund's basic investment strategies. Shareholders would receive notice prior to the implementation of any such change.

APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST

      At the meeting, all shareholders will be asked to approve the adoption of an amendment to the Declaration of Trust. The amendment would permit the Trustees to amend the Declaration of Trust in the future without shareholder approval, except with respect to provisions regarding indemnity and liability of shareholders, the Funds and the Trustees. The purpose of the amendment is to provide the Trustees with more flexibility to alter the Funds' organizational documents in response to changes in competitive and regulatory conditions. The amendment is intended to allow the Funds to operate in a more efficient and economical manner. Adoption of the amendment to the Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests.

      If approved, AMR Investment Services, Inc., the manager of the Funds, intends to recommend that the Trustees amend the Declaration of Trust in the near future to modify or clarify provisions regarding the powers of the Trustees, voting powers of shareholders, the quorum requirement for shareholder votes, reorganizations or terminations not requiring shareholder approval and redemption of Fund shares as further described in the attached proxy statement.

VOTING PROCEDURES

      Certain of the Funds ("Feeder Funds") currently operate under a "master-feeder" structure, pursuant to which a Feeder Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (each a "Portfolio") of the AMR Investment Services Trust ("AMR Trust") that has an identical investment objective to the Feeder Fund. Interestholders of the AMR Trust, principally the Feeder Funds, will hold a separate meeting to elect Trustees and to vote on proposed changes to certain fundamental investment policies of the Portfolios of the corresponding Feeder Funds. In addition, the interestholders also will vote on whether to approve a Conversion Agreement pursuant to which the AMR Trust would convert from a New York common trust to a Massachusetts business trust ("Conversion"). Approval of the Conversion would, in effect, include approval of a new Declaration of Trust for the AMR Trust. There would be no change in the management and operations of the AMR Trust and the Feeder Funds as a result of the Conversion and it is anticipated that the Conversion would be a tax-free event for shareholders.

      Shareholders of each Feeder Fund will be asked to provide voting instructions to the AMR Trust meeting. The Feeder Funds will cast their votes in the same proportion as the votes cast by the Funds' shareholders at the meeting.

CONCLUSION

      Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. Please take a moment now to review the proxy materials and complete, sign, date and return the enclosed Form of Proxy in the enclosed postage-paid envelope. Alternatively, you may vote via Touch-Tone phone or through the Internet. Please refer to the Form of Proxy for the toll-free telephone number or Internet address. If we do not hear from you by August 2, 2004, we may contact you. If you have any questions about the proposals or the voting instructions, please call us at 1-800-388-3344.

      Thank you for your attention to this matter and for your continued investment in the Fund.

                                          Sincerely,



                                          William F. Quinn
                                          President and Chairman of the Board
                                          American AAdvantage Funds

                            AMERICAN AADVANTAGE FUNDS

                           4151 AMON CARTER BOULEVARD
                                     MD 2450
                              FORT WORTH, TX 76155
                            -------------------------

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                            -------------------------


Dear Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of American AAdvantage Funds (the "Trust") will be held at 2:00 p.m. Central Time on Wednesday, August 11, 2004, at AMR Investment Services, Inc. ("Manager"), 4151 Amon Carter Boulevard, Fourth Floor, Board Room, Fort Worth, Texas 76155. In connection therewith, shareholders are being asked to consider and act upon the proposals at the Meeting set forth below.

      Under a "master-feeder" structure, certain operating funds of the Trust ("Feeder Funds") seek their investment objectives by investing all of their investable assets in corresponding portfolios of the AMR Investment Services Trust ("AMR Trust"). As a result, shareholders of the Feeder Funds will be asked to vote on proposals with respect to the AMR Trust that are substantially similar to those proposals for the Trust.

      (1)   To elect a Board of Trustees;

      (2) To approve changes to certain fundamental investment policies of certain Funds;

      (3) To authorize the adoption of an amendment to the Declaration of Trust;

      (4) To authorize the Trust, on behalf of the Feeder Funds, to vote at a meeting of the AMR Trust to elect a Board of Trustees;

      (5) To authorize the Trust, on behalf of the Feeder Funds, to vote at a meeting of the AMR Trust to approve changes to certain fundamental investment policies of the AMR Trust;

      (6) To authorize the Trust, on behalf of the Feeder Funds, to vote at a meeting of the AMR Trust to approve a Conversion Agreement; and

      (7) To transact any other business that may properly come before the Board of Trustees, or any adjournment thereof, in the discretion of the proxies or their substitutes.

      Only holders of shares of beneficial interest of each Fund of record at the close of business on June 14, 2004 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof. If you owned shares in more than one Fund as of June 14, 2004, you may receive more than one proxy card. Please be certain to vote each proxy card you receive.

                                    By Order of the Board of Trustees,



                                    Barry Y. Greenberg
                                    Secretary

Fort Worth, Texas
July 21, 2004

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

          It is important that you vote even if your account was closed after the June 14, 2004 Record Date.

      Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposals described above.

      To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

      As an alternative to using the proxy card to vote, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll free number listed on the enclosed proxy card. To vote via the Internet, please access the website listed on your proxy card. To vote in this manner, you will need the "control" number that appears on your proxy card. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of a Trust may be voted only in person or by written proxy. If we do not receive your voting instructions by August 2, 2004, we may contact you.

      If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons as set forth in the voting instructions on the proxy cards, they will not be voted.


--------------------------------------------------------------------------------

                            AMERICAN AADVANTAGE FUNDS

                           4151 AMON CARTER BOULEVARD
                                     MD 2450
                              FORT WORTH, TX 76155
                           ---------------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 11, 2004
                           ---------------------------

        This document is a Proxy Statement for the American AAdvantage Funds ("Trust"). The Trust has 16 separate investment portfolios (each a "Fund" and collectively, the "Funds") that are included in this Proxy Statement. The Funds are as follows:

      Balanced Fund                           Large Cap Value Fund
      Emerging Markets Fund                   Money Market Fund
      Enhanced Income Fund                    Municipal Money Market Fund
      High Yield Bond Fund                    S&P 500 Index Fund
      Intermediate Bond Fund                  Short-Term Bond Fund
      International Equity Fund               Small Cap Index Fund
      International Equity Index Fund         Small Cap Value Fund
      Large Cap Growth Fund                   U.S. Government Money Market Fund

       This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the Trust to be used at the Special Meeting of Shareholders of the Funds and at any adjournments thereof ("Meeting"), to be held at 2:00 p.m. Central Time on Wednesday, August 11, 2004, at the offices of AMR Investment Services, Inc. ("Manager"). The Manager serves as manager and administrator to the Trust and the AMR Investment Services Trust ("AMR Trust") (collectively, the "Trusts"). SWS Financial Services, Inc., located at 1201 Elm Street, Suite 3500, Dallas, Texas 75270, serves as underwriter to the Trust. The purpose of the Meeting is set forth in the accompanying Notice. This Proxy Statement and the accompanying proxy cards will be mailed to shareholders on or about July 21, 2004.

       The International Equity Fund, Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund (each a "Feeder Fund" and collectively, the "Feeder Funds") seek their investment objectives by investing all of their investable assets in corresponding portfolios ("Portfolios") of the AMR Trust, which have investment objectives identical to their corresponding Feeder Funds. At a meeting of interestholders of the AMR Trust, the Trust will vote its interest in the AMR Trust in proportion to the votes cast by the Trust's shareholders at the Meeting. Likewise, each Feeder Fund will vote its interest in its corresponding Portfolio of the AMR Trust in proportion to the votes cast by that Feeder Fund's shareholders when a meeting of interestholders of the corresponding Portfolio of the AMR Trust is called. The Trust or each Feeder Fund of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Because the Trust's votes are proportionate to its percentage interest in the AMR Trust, the majority of the AMR Trust's interestholders could approve an action against which a majority of the outstanding voting securities of the Trust, on behalf of the Feeder Funds, had voted. Similarly, the majority of a Portfolio's interestholders could approve an action against which a majority of the voting securities of its corresponding Feeder Fund had voted.

       The solicitation of proxies will be made by mail, but also may include telephone communications by employees of the Manager, who will not receive any compensation from the Trust for such solicitation. Boston Financial Data Services, Inc. has been retained by the Manager for the purposes of mailing proxy materials to shareholders and tabulating voting results at a cost of approximately $30,000. All expenses incurred in connection with preparing these proxy materials will be borne by the Trust.

       The Funds offer multiple classes of shares, including the AMR Class, Cash Management Class, Institutional Class, PlanAhead Class, Platinum Class and Service Class. Not all of the Funds offer each class of shares. Each share of each class is entitled to one vote. None of the proposals in this Proxy Statement require separate voting by class.

       The following table outlines the proposals the shareholders of each Fund are being asked to consider. As referenced below, "Money Market Fund" refers to the Money Market Fund.

       As referenced below, "Feeder Funds" refers to the International Equity Fund, Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund, collectively.

       As referenced below, "Index Funds" refers to the S&P 500 Index Fund, Small Cap Index Fund and the International Equity Index Fund, collectively.

       FUNDS                              PROPOSALS
       -----                              ---------

       ALL FUNDS                          PROPOSAL 1:
                                          --------------
                                          Election of Board of Trustees of the
                                          Trust.

       ALL FUNDS (EXCEPT THE INDEX FUNDS) PROPOSAL 2(a):
                                          --------------
                                          Approval of a change to the
                                          fundamental investment limitation on
                                          investments in commodities with
                                          respect to certain Funds of the Trust.

       ALL FUNDS (EXCEPT THE INDEX FUNDS) PROPOSAL 2(b):
                                          --------------
                                          Approval of a change to the
                                          fundamental investment limitation on
                                          lending securities with respect to
                                          certain Funds of the Trust.

       ALL FUNDS                          PROPOSAL 2(c):
       (EXCEPT THE INDEX FUNDS)           --------------
                                          Approval of deleting the fundamental
                                          investment limitation on affiliated
                                          transactions with ALL FUNDS (EXCEPT
                                          THE INDEX respect to certain Funds of
                                          the FUNDS) Trust.

       ALL FUNDS                          PROPOSAL 2(d):
       (EXCEPT THE INDEX FUNDS)           --------------
                                          Approval of a change to the
                                          fundamental investment limitation on
                                          the issuance of senior securities with
                                          respect to certain Funds of the Trust.

       ALL FUNDS                          PROPOSAL 2(e):
       (EXCEPT THE INDEX FUNDS)           --------------
                                          Approval of a change to the
                                          fundamental investment limitation on
                                          borrowing with respect to certain
                                          Funds of the Trust.

       ALL FUNDS                          PROPOSAL 2(f):
       (EXCEPT THE INDEX FUNDS)           --------------
                                          Approval of a change to the
                                          fundamental investment limitation on
                                          concentration of investments in the
                                          banking industry.

       ALL FUNDS                          PROPOSAL 3:
                                          -----------
                                          Approval  of  an   amendment   to  the
                                          Declaration of Trust for the Trust.

       FEEDER FUNDS                       PROPOSAL 4:
                                          -----------
                                          Election of Board of Trustees of the
                                          AMR Trust.

       FEEDER FUNDS                       PROPOSAL 5(a):
                                          --------------
                                          Approval of a change to the
                                          fundamental investment limitation on
                                          investments in commodities with
                                          respect to the corresponding
                                          Portfolios of the AMR Trust.

       FEEDER FUNDS                       PROPOSAL 5(b):
                                          --------------
                                          Approval of a change to the
                                          fundamental investment limitation on
                                          lending securities with respect to the
                                          corresponding Portfolios of the AMR
                                          Trust.

       FEEDER FUNDS                       PROPOSAL 5(c):
                                          --------------
                                          Approval of deleting the fundamental
                                          investment limitation on affiliated
                                          transactions with respect to the
                                          corresponding Portfolios of the AMR
                                          Trust.

       FEEDER FUNDS                       PROPOSAL 5(d):
                                          --------------
                                          Approval of a change to the
                                          fundamental investment limitation on
                                          the issuance of senior securities with
                                          respect to the corresponding
                                          Portfolios of the Trust.

       FEEDER FUNDS                       PROPOSAL 5(e):
                                          --------------
                                          Approval of a change to the
                                          fundamental investment limitation on
                                          borrowing with respect to the
                                          corresponding Portfolios of the AMR
                                          Trust.

       MONEY MARKET FUNDS                 PROPOSAL 5(f):
                                          --------------
                                          Approval of a change to the
                                          fundamental investment limitation on
                                          concentration of investments in the
                                          banking industry with respect to the
                                          corresponding Portfolio of the AMR
                                          Trust.

       FEEDER FUNDS                       PROPOSAL 6:
                                          -----------
                                          Approval of a Conversion Agreement and
                                          a related new Declaration of Trust for
                                          the AMR Trust.

       A majority of each applicable Fund's shares of beneficial interest outstanding on June 14, 2004 ("Record Date"), represented in person or by proxy, constitutes a quorum, and a quorum must be present for the transaction of business with respect to Proposals 2 and 5. With respect to Proposals 1, 3, 4 and 6, a majority of the Trust shares of beneficial interest outstanding on the Record Date entitled to vote on a proposal, represented in person or by proxy, constitutes a quorum and must be present for the transaction of business.

      In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

       Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST adjournment or AGAINST Proposals 2, 3, 5 and 6, for which the required vote is a majority of the outstanding voting securities (as defined below) of a Fund or the Trust, as applicable. Abstentions and broker non-votes will have no effect on Proposals 1 and 4, for which the required vote is a plurality number of the votes cast by the Trust.

       The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy vote is received and has been properly executed. If your proxy vote is properly executed and you give no voting instructions, your shares will be voted FOR the proposals described in this Proxy Statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Funds have received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such proposals. You may revoke your proxy card by giving another proxy, by letter, telegram or facsimile revoking your initial proxy if received by that applicable Fund prior to the Meeting, or by appearing and voting at the Meeting.

      A list of the shares of each class of each Fund issued and outstanding as of the Record Date is included in Appendix A. A list of shareholders who owned of record five percent or more of the shares of a class of a Fund as of the Record Date is included in Appendix B. To the knowledge of the Manager, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of each Fund as of June 30, 2004. In addition, the Manager has no knowledge of any purchases or sales exceeding 1% of the outstanding securities of the Manager or its parent company by any Trustees of the Funds or nominees for election as Trustees of the Funds since the beginning of the Funds' most recent fiscal years ended October 31 and December 31, 2003.

       Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. Each full share of the Funds is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

      The Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Trust or the Manager may reimburse such broker-dealers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

       ONE  COPY  OF  THIS  PROXY   STATEMENT   MAY  BE  DELIVERED  TO  MULTIPLE
SHAREHOLDERS WHO SHARE A SINGLE ADDRESS. IF YOU WOULD LIKE TO OBTAIN AN ADDITIONAL COPY OF THIS PROXY STATEMENT OR A COPY OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, FREE OF CHARGE, WRITE TO THE MANAGER AT 4151 AMON CARTER BOULEVARD, MD 2450, FORT WORTH, TEXAS 76155 OR CALL 1-800-388-3344. IF YOU RECEIVE A PROXY STATEMENT FOR EACH SHAREHOLDER WHO SHARES YOUR ADDRESS AND WOULD LIKE TO RECEIVE A SINGLE COPY OF SUCH MATERIAL IN THE FUTURE, PLEASE WRITE TO OR CALL THE MANAGER AT THE ADDRESS AND TELEPHONE NUMBER INDICATED ABOVE.

       Approval of Proposals 2, 3, 5 and 6 outlined below with respect to a Fund or Trust requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund or Trust entitled to vote on the particular proposal, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of a Fund or Trust means the lesser of either (1) the vote of 67% or more of the shares of such Fund or Trust, as applicable, present at the Meeting if the holders of more than 50% of the outstanding Fund or Trust shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of such Fund or Trust. Approval of Proposals 1 and 4 requires a plurality of the Trust's shares voted in person or by proxy at the Meeting.


                      ------------------------------------

                                PROPOSALS 1 AND 4

                          ELECTION OF BOARD OF TRUSTEES

      Proposals 1 and 4 relate to the election of eight Trustees to each Board of Trustees of the Trust and the AMR Trust (each a "Board" and collectively, the "Boards") at the Meeting. The Boards have nominated the individuals listed below for election as Trustees, each to hold office until termination, resignation or removal. Five of the nominees (William F. Quinn, Alan D. Feld, Stephen D. O'Sullivan, R. Gerald Turner and Kneeland Youngblood) currently serve as
Trustees of the Trust and the AMR Trust. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

      Only those shareholders of the Feeder Funds are being asked to vote on the election of Trustees for the AMR Trust. If shareholders of the Feeder Funds approve Proposal 6 (conversion of the AMR Trust into a Massachusetts business trust), the AMR Trust's Board of Trustees elected pursuant to Proposal 4 would become the Board of Trustees of the new trust into which the AMR Trust will convert.

      W. Humphrey Bogart, Brenda A. Cline and Richard A. Massman were selected by the Boards' Nominating Committee and recommended to the independent Board members for election on April 29, 2004. The independent Board members nominated and recommended their election by shareholders on April 29, 2004.

      Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more investment advisers of the Trust and the AMR Trust.

      The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

      The eight nominees for Trustee of the Board, their ages, a description of their principal occupations during the past five years, and the number of Trust shares owned by each are listed in the tables below. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, TX 76155.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
NAME, AGE AND            POSITION           PRINCIPAL                   FUND                   CURRENT DIRECTORSHIPS
   ADDRESS                OF TERM          OCCUPATION(S)              COMPLEX*                 ---------------------
   -------               OFFICE AND      DURING PAST 5 YEARS          OVERSEEN BY
                         LENGTH OF       -------------------          TRUSTEE OR
                         TIME WITH                                   NOMINEE FOR
                         THE TRUSTS                                    TRUSTEEE
                         ----------                                    --------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES/NOMINEES
-----------------------------------------------------------------------------------------------------------------------------------
                            TERM
                         Lifetime of
                         Trust until
                          removal,
                       resignation or
                        retirement**
-----------------------------------------------------------------------------------------------------------------------------------
William F. Quinn***      Trustee and    President, AMR Investment           27         Director, American Airlines Federal Credit
(56)                    President of    Services, Inc.                                 Union (1979-1986, 2003-Present); Chairman,
                          the Trust     (1986-Present).                                American Airlines Federal Credit Union
                       since 1987 and                                                  (1989-2003); Chairman, Defined Benefit
                        the AMR Trust                                                  Sub-Committee, Committee for the Investment
                         since 1995                                                    of Employee Benefits (1982-Present);
                                                                                       Director, Crescent Real Estate Equities,
                                                                                       Inc. (1994-Present); Director, Pritchard,
                                                                                       Hubble & Herr, LLC (investment adviser)
                                                                                       (2001-Present); Advisory Director, Southern
                                                                                       Methodist University Endowment Fund
                                                                                       (1996-Present); Director, United Way of
                                                                                       Tarrant County (1988-2000, 2004-Present).
-----------------------------------------------------------------------------------------------------------------------------------



                                                            - 7 -

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
NAME, AGE AND            POSITION           PRINCIPAL                   FUND                   CURRENT DIRECTORSHIPS
   ADDRESS                OF TERM          OCCUPATION(S)              COMPLEX*                 ---------------------
   -------              OFFICE AND      DURING PAST 5 YEARS          OVERSEEN BY
                         LENGTH OF      -------------------           TRUSTEE OR
                         TIME WITH                                   NOMINEE FOR
                         THE TRUSTS                                    TRUSTEEE
                         ----------                                    --------
-----------------------------------------------------------------------------------------------------------------------------------
Alan D. Feld*** (67)   Trustee of the   Partner, Akin, Gump,                27         Director, Clear Channel Communications
                        Trust and the   Strauss, Hauer & Feld, LLP                     (1984-Present); Trustee, CenterPoint
                          AMR Trust     (law firm) (1960-Present).                     Properties (1994-Present).
                         since 1996

-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
TRUSTEES/NOMINEES
-----------------------------------------------------------------------------------------------------------------------------------
                            TERM
                         Lifetime of
                         Trust until
                          removal,
                       resignation or
                        retirement**
-----------------------------------------------------------------------------------------------------------------------------------
Stephen D.             Trustee of the   Consultant (airline                 27         None.
O'Sullivan (68)          Trust since    industry) (1994-Present).
                        1987 and the
                          AMR Trust
                         since 1995
-----------------------------------------------------------------------------------------------------------------------------------
R. Gerald Turner (58)  Trustee of the   President, Southern                 27         Director, J.C. Penney Company, Inc.
225 Perkins Admin.      Trust and the   Methodist University                           (1996-Present); Director, Kronus Worldwide
Bldg., Southern           AMR Trust     (1995-Present).                                Inc. (chemical manufacturing)
Methodist Univ.,         since 2001                                                    (2003-Present); Director, First Broadcasting
Dallas, Texas 75275                                                                    Investment Partners, LLC (2003-Present);
                                                                                       Member, United Way of Dallas Board of
                                                                                       Directors; Member, Salvation Army of Dallas
                                                                                       Board of Directors; Member, Methodist
                                                                                       Hospital Advisory Board; Member, Knight
                                                                                       Commission on Intercollegiate Athletics.
-----------------------------------------------------------------------------------------------------------------------------------
Kneeland Youngblood    Trustee of the   Managing Partner, Pharos            27         Trustee, The Hockaday School (1997-Present);
(48)                    Trust and the   Capital Group, LLC (a                          Director, Starwood Hotels and Resorts
100 Crescent Court,       AMR Trust     private equity firm)                           (2001-Present); Member, Council on Foreign
Suite 1740, Dallas,      since 1996     (1998-Present).                                Relations (1995-Present); Trustee, St.
Texas 75201                                                                            Mark's School of Texas (2002-Present).
-----------------------------------------------------------------------------------------------------------------------------------


                                                            - 8 -

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
NAME, AGE AND            POSITION           PRINCIPAL                   FUND                   CURRENT DIRECTORSHIPS
   ADDRESS                OF TERM          OCCUPATION(S)              COMPLEX*                 ---------------------
   -------              OFFICE AND      DURING PAST 5 YEARS          OVERSEEN BY
                         LENGTH OF      -------------------           TRUSTEE OR
                         TIME WITH                                   NOMINEE FOR
                         THE TRUSTS                                    TRUSTEEE
                         ----------                                    --------
-----------------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR
NON-INTERESTED
TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
W. Humphrey Bogart       Nominee for    Consultant, New River               27         Board Member, Baylor University Medical
(60)                   Trustee of the   Canada Ltd. (mutual fund                       Center Foundation (1992-Present).
                        Trust and the   servicing company)
                          AMR Trust     (1998-2003).

-----------------------------------------------------------------------------------------------------------------------------------
Brenda A. Cline (43)     Nominee for    Vice President, Chief               27         Trustee, Texas Christian University
301 Commerce Street,   Trustee of the   Financial Officer,                             (1999-Present); Trustee, W.I. Cook
Suite 2240              Trust and the   Treasurer and Secretary,                       Foundation, Inc. (d/b/a Cook Children's
Fort Worth, TX 76102      AMR Trust     Kimbell Art Foundation                         Health Foundation) (2001-Present).
                                        (1993-Present).

-----------------------------------------------------------------------------------------------------------------------------------
Richard A. Massman       Nominee for    Senior Vice President and           27         None
(60)                   Trustee of the   General Counsel, Hunt
                        Trust and the   Consolidated, Inc.
                          AMR Trust     (holding company engaged
                                        in energy, real estate,
                                        farming, ranching and
                                        venture capital
                                        activities) (1994-Present).

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Nancy A. Eckl (41)     Vice President   Vice President, Trust              N/A                              N/A
                         since 1990     Investments, AMR
                                        Investment Services, Inc.
                                        (1990-Present).
-----------------------------------------------------------------------------------------------------------------------------------
Michael W. Fields      Vice President   Vice President, Fixed              N/A                              N/A
(50)                     since 1989     Income Investments, AMR
                                        Investment Services, Inc.
                                        (1988-Present).
-----------------------------------------------------------------------------------------------------------------------------------
Barry Y. Greenberg     Vice President   Vice President, Legal and          N/A         Director, Pritchard, Hubble & Herr, LLC
(41)                   since 1995 and   Compliance, AMR Investment                     (investment adviser) (2004-Present).
                          Secretary     Services, Inc.
                         since 2004     (1995-Present).

-----------------------------------------------------------------------------------------------------------------------------------


                                                            - 9 -

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
NAME, AGE AND            POSITION           PRINCIPAL                   FUND                   CURRENT DIRECTORSHIPS
   ADDRESS                OF TERM          OCCUPATION(S)              COMPLEX*                 ---------------------
   -------              OFFICE AND      DURING PAST 5 YEARS          OVERSEEN BY
                         LENGTH OF      -------------------           TRUSTEE OR
                         TIME WITH                                   NOMINEE FOR
                         THE TRUSTS                                    TRUSTEEE
                         ----------                                    --------
-----------------------------------------------------------------------------------------------------------------------------------
Rebecca L. Harris         Treasurer     Vice President, Finance,           N/A                              N/A
(37)                     since 1995     AMR Investment Services,
                                        Inc. (1995-Present).
-----------------------------------------------------------------------------------------------------------------------------------
John B. Roberson (46)  Vice President   Vice President, Director           N/A         Director, Pritchard, Hubble & Herr, LLC
                         since 1989     of Sales, AMR Investment                       (investment adviser) (2001-Present).
                                        Services, Inc.
                                        (1991-Present).
-----------------------------------------------------------------------------------------------------------------------------------

* The Trust, AMR Trust, American AAdvantage Mileage Funds and American AAdvantage Select Funds (collectively, the "Fund Complex") consist of 27 mutual funds.
** The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.
*** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and the AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump has provided legal services within the past two years to one or more of the Trust's sub-advisers.

      The Trust and the AMR Trust have an Audit Committee, consisting of Messrs. Feld, O'Sullivan, Turner, and Youngblood. Except for Mr. Feld, the members of the committee are not "interested persons" of either Trust, as defined by the 1940 Act (collectively, the "Non-Interested Trustees"). The Audit Committee has adopted a charter setting forth its primary duties as follows: (1) to recommend to the Board auditors to be retained for the next fiscal year, (2) to meet with the Trust's independent auditors as necessary, (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, (4) to review the fees charged by the auditors for audit and non-audit services, (5) to investigate improprieties or suspected improprieties in Fund operations, (6) to review the findings of SEC examinations and consult with the Manager on appropriate responses, and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal years ended October 31 and December 31, 2003.

      The Trust and the AMR Trust also have a Nominating Committee that is comprised of the Non-Interested Trustees (and Mr. Feld). The Nominating Committee has adopted a charter, which is included as Appendix C, setting forth its primary duties as follows: (1) evaluate the qualifications of potential interested and Non-Interested Trustees; (2) to establish policies and procedures for the review of shareholder recommended nominees; (3) make recommendations to the full Board for membership on Board committees; and (4) review the Board's committee structure and duties. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Funds, the Trust or the AMR Trust. The Nominating Committee did not meet during the fiscal years ended October 31 and December 31, 2003.

      With respect to the criteria for selecting Non-Interested Trustees, it is expected that all candidates will possess the following minimum qualifications:
(a) unquestioned  personal  integrity;  (b) is not an "interested person" of the
Manager or its affiliates within the meaning of the 1940 Act; (c) not have a material relationship (E.G., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of the Manager and its affiliates; (d) has the disposition to act independently in respect of the Manager and its affiliates and others in order to protect the interests of the Funds and all shareholders; (e) has the ability to attend all of the meetings per year; (f) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues; (g) has sufficient legal, financial or accounting knowledge to add value in the complex financial environment of the Funds; and (h) has the capacity for the hard work and attention to detail that is required to be an effective Non-Interested Trustee. The Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate had additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a Non-Interested Trustee. The Nominating Committee may use a search firm or other sources to identify and evaluating Board candidates.

      In recommending the election of Messrs. Bogart and Massman and Ms. Cline, the Nominating Committee noted the candidates' appropriate background experience and their capabilities, integrity and diversity. The Committee also noted the importance of financial experience as a special skill, which each candidate possesses. In addition, with respect to Mr. Massman, the Committee considered his extensive legal background. As part of the nomination process, the nominees completed questionnaires requesting relevant information such as experience and material transactions. Each nominee was recommended to the Nominating Committee by the Chairman of the Board.

      During each fiscal year ended October 31, 2003 and December 31, 2003, the Board held a total of four meetings. Each Trustee attended all of the meetings held during this period. Each Trustee also attended all of the meetings of the committees of the Board on which he served during that time.

      Correspondence intended for each Trustee may be sent to the attention of the individual Trustee or to the Board at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, TX 76155. All communications addressed to the Board of Trustees or any individual Trustee will be logged and sent to the Board or individual Trustee. The Trust and AMR Trust do not hold annual meetings and, therefore, do not have a policy with respect to Trustees' attendance at such meetings.

      The Trustees and nominees who own shares of any Fund are listed in the following tables with the dollar range of their ownership in such Fund and the Trust as a whole as of June 30, 2004.


------------------------------------------------------------------------------------------------------------------
     FUNDS                            INTERESTED TRUSTEES                   NON-INTERESTED TRUSTEES

                                     Quinn            Feld         O'Sullivan        Turner         Youngblood
                                     -----            ----         ----------        ------         ----------

  Balanced                       Over $100,000        None            None            None        $1-$10,000

  Emerging Markets               Over $100,000        None            None            None             None

  Enhanced Income                Over $100,000        None            None            None             None

  High Yield Bond                Over $100,000        None            None       $10,001-$50,000       None

  Intermediate Bond              Over $100,000        None            None            None             None

  International Equity           Over $100,000        None            None            None             None

  International                       None            None            None            None             None
   Equity
   Index

  Large Cap Growth                    None            None            None            None             None

  Large Cap Value                Over $100,000        None            None            None             None

  Money Market                        None       Over $100,000        None            None             None

  Municipal Money Market              None            None            None            None             None

  S&P 500 Index                       None            None            None            None             None

  Short-Term Bond                Over $100,000        None            None            None             None

  Small Cap Index                     None            None            None            None             None

  Small Cap Value                Over $100,000        None            None       $10,001-$50,000       None

  U.S. Gov't Money Market             None            None            None            None             None

------------------------------------------------------------------------------------------------------------------
Trust on an Aggregate Basis      Over $100,000   Over $100,000        None       $10,001-$50,000  $1,000-$10,000
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   FUNDS                               NOMINEES FOR NON-INTERESTED TRUSTEES

                                     Bogart          Cline           Massman
                                     ------          -----           -------

  Balanced                            None            None          $1-$10,000
  Emerging Markets                    None            None             None
  Enhanced Income                     None            None             None
  High Yield Bond                     None            None             None
  Intermediate Bond                   None            None             None
  International Equity                None     $10,001-$50,000      $1-$10,000
  International                       None            None             None
   Equity
   Index
  Large Cap Growth                    None            None             None
  Large Cap Value                     None            None             None
  Money Market                        None            None             None
  Municipal Money Market              None            None             None
  S&P 500 Index                       None            None             None
  Short-Term Bond                     None            None             None
  Small Cap Index                     None            None             None
  Small Cap Value                     None            None          $1-$10,000
  U.S. Gov't Money Market             None            None             None


-------------------------------------------------------------------------------
Trust on an Aggregate Basis           None     $10,001-$50,000  $10,000-$50,000
-------------------------------------------------------------------------------


       During the two most recently completed calendar years, Akin, Gump provided legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trust that, during this period, he had no material involvement in the services provided by Akin, Gump to American Airlines, Inc., that he received no material benefit in connection with these services, and that Akin, Gump did not provide legal services to the Manager or AMR Corporation, the Manager's parent company, during this period.

      In August 1999, Ms. Cline and her husband received a personal investment loan of $300,000 from JP Morgan Chase Bank, formerly Chase Bank of Texas. JP Morgan Chase Bank is affiliated with J.P. Morgan Investment Management Inc., a sub-adviser to the Large Cap Growth Fund. The loan was secured by the investment and guaranteed by Ben Fortson, a Trustee Emeritus. The loan was satisfied in January 2003. The investments involved purchases of interests in hedge funds unaffiliated with the Fund Complex or any advisers to the Funds.

      Prior to June 14, 2004, Mr. Massman was a trustee of the Fidelity Pension Trust, a qualified employee benefit trust established by Hunt Consolidated, Inc. Both Goldman Sachs Asset Management, L.P. ("GSAM") and Causeway Capital Management LLC ("Causeway") perform advisory services for the Fidelity Pension Trust. GSAM is a sub-adviser to the Large Cap Growth Fund and Causeway is a sub-adviser to the International Equity Fund. In addition, some of the separate accounts managed, on a discretionary basis, by investment managers for the benefit of the Fidelity Pension Trust, as well as other private trusts for which Mr. Massman, prior to June 14, 2004, served as trustee, have held shares of stock in Goldman, Sachs & Co., Legg Mason, Inc., Morgan Stanley and Principal Financial Group, and possibly other entities affiliated with certain sub-advisers of the Trust.

      As compensation for their service to the Fund Complex, Mr. Feld and the Non-Interested Trustees (other than Mr. O'Sullivan) and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Fund Complex pays American Airlines the flight service charges incurred for these travel arrangements. The Fund Complex also compensates each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Trustees also are reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 2003. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines.

                                                       PENSION OR RETIREMENT         TOTAL COMPENSATION
                          AGGREGATE COMPENSATION      BENEFITS ACCRUED AS PART     FROM THE FUND COMPLEX
NAME OF TRUSTEE               FROM THE TRUST          OF THE TRUST'S EXPENSES            (25 FUNDS)
---------------               --------------          -----------------------            ----------
-----------------------------------------------------------------------------------------------------------
                                         INTERESTED TRUSTEES

William F. Quinn                    $0                          $0                           $0
Alan D. Feld                     $15,832                        $0                         $44,211
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                       NON-INTERESTED TRUSTEES
Ben Fortson*                      $2,743                        $0                         $7,659
Dee J. Kelly, Jr.**               $7,048                        $0                         $19,682
Stephen D. O' Sullivan           $16,115                        $0                         $45,000
R. Gerald Turner                  $5,834                        $0                         $16,291
Kneeland Youngblood              $12,966                        $0                         $36,207
-----------------------------------------------------------------------------------------------------------

* Mr. Fortson retired from the Trust effective February 28, 2002. He now serves as Trustee Emeritus.

**  Mr. Kelly resigned from the Trust effective February 21, 2003.

      The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 must retire from the Board by the end of the calendar year in which the Trustee turns 70 and may elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Fund Complex; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

REQUIRED VOTE

      Election of each nominee as a Trustee of the Trust and the AMR Trust requires the vote of a plurality of the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Shareholders who vote FOR Proposals 1 and 4 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

                              THE BOARD UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                    EACH OF THE NOMINEES IN PROPOSALS 1 AND 4
                             ----------------------


                                PROPOSALS 2 AND 5

                         APPROVAL OF CERTAIN CHANGES TO
                         THE FUNDS' AND THE PORTFOLIOS'
                         FUNDAMENTAL INVESTMENT POLICIES

      The Board seeks shareholder approval to modify certain fundamental investment policies of the Funds and, to the extent applicable, the corresponding Portfolios of the Feeder Funds. For easier reading throughout this section, the term "Fund" is used to refer to either a Fund or its corresponding Portfolio. These fundamental investment policies were adopted pursuant to the 1940 Act and can be changed only with shareholder approval ("fundamental policies"). Some of these fundamental policies reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Accordingly, the Board seeks to simplify and modernize the Funds' fundamental policies and to provide for greater flexibility in managing the Funds' assets. Except as specifically indicated otherwise, the Trustees do not presently intend to make any significant changes to the Funds' basic investment strategies. Shareholders would receive notice prior to the implementation of any such change.

      Summary descriptions of each proposed change to the Funds' fundamental policies are set forth below, together with a summary of the text of the corresponding current fundamental policies. Policies and limitations that a Fund has not specifically designated as being fundamental are considered to be non-fundamental and may be changed by the Board without shareholder approval. The AMR Trust has adopted fundamental investment policies identical to those of the Funds. Thus, shareholders of the Feeder Funds are also being asked to voted on changing these policies with respect to the AMR Trust. The Board has determined that each recommended change is in the best interest of shareholders. The following table outlines which Funds will vote on the items under Proposals 2 and 5.

PROPOSAL                                     FUNDS
--------                                     -----

PROPOSALS 2(a), 2(b), 2(c), 2(d) AND 2(e)    ALL FUNDS (EXCEPT  THE INDEX FUNDS)

PROPOSALS 2(f) AND 5(f)                      MONEY MARKET FUND

PROPOSALS 5(a), 5(b), 5(c), 5(e) AND 5(e)    FEEDER FUNDS


      PROPOSALS 2(a) AND 5(a): CHANGE IN FUNDAMENTAL POLICY ON INVESTMENTS IN COMMODITIES.

      Each Fund (except the Index Funds) currently has a fundamental policy that provides as follows:

      NO FUND MAY PURCHASE OR SELL COMMODITIES (INCLUDING DIRECT INTERESTS AND/OR LEASES IN OIL, GAS OR MINERALS) OR COMMODITIES CONTRACTS, EXCEPT WITH RESPECT TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND FOREIGN CURRENCY FUTURES CONTRACTS WHEN CONSISTENT WITH OTHER POLICIES AND LIMITATIONS DESCRIBED IN THE PROSPECTUSES. IN ADDITION, THE BALANCED FUND, EMERGING MARKETS FUND, ENHANCED INCOME FUND, HIGH YIELD BOND FUND, INTERNATIONAL EQUITY PORTFOLIO, LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND, AND SMALL CAP VALUE FUND MAY PURCHASE OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AS A METHOD FOR KEEPING ASSETS READILY CONVERTIBLE TO CASH IF NEEDED TO MEET SHAREHOLDER REDEMPTIONS OR FOR OTHER NEEDS WHILE MAINTAINING EXPOSURE TO THE STOCK OR BOND MARKET, AS APPLICABLE. THE ENHANCED INCOME FUND MAY PURCHASE OR SELL OPTIONS WHEN CONSISTENT WITH THE OTHER POLICIES AND LIMITATIONS DESCRIBED IN ITS PROSPECTUS.

      In order to simplify this fundamental investment restriction and to make the policy uniform among all the Funds (except the Index Funds), including other funds managed by the Manager, the Board proposes that this policy be changed as follows:

      NO FUND MAY INVEST IN PHYSICAL COMMODITIES UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS (BUT THIS SHALL NOT PREVENT THE FUND FROM PURCHASING OR SELLING FOREIGN CURRENCY, OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS, SWAPS, CAPS, FLOORS, COLLARS, SECURITIES ON A FORWARD-COMMITMENT OR DELAYED-DELIVERY BASIS, AND OTHER SIMILAR FINANCIAL INSTRUMENTS).

      The proposed change clarifies that the Funds may invest in financial commodities such as futures contracts on indices and foreign currency transactions, while maintaining the prohibition on investing in physical commodities. There is no current intention by the Funds to change their investment strategies as a result of a change to this restriction.

      PROPOSALS 2(b) AND 5(b): CHANGE IN FUNDAMENTAL POLICY ON LENDING
SECURITIES.

      Each Fund (except the Index Funds) currently has a fundamental policy that provides as follows:

      NO FUND MAY MAKE LOANS TO ANY PERSON OR FIRM, PROVIDED, HOWEVER, THAT THE MAKING OF A LOAN SHALL NOT BE CONSTRUED TO INCLUDE (I) THE ACQUISITION FOR INVESTMENT OF BONDS, DEBENTURES, NOTES OR OTHER EVIDENCES OF INDEBTEDNESS OF ANY CORPORATION OR GOVERNMENT WHICH ARE PUBLICLY DISTRIBUTED OR (II) THE ENTRY INTO REPURCHASE AGREEMENTS AND FURTHER PROVIDED, HOWEVER, THAT EACH FUND MAY LEND ITS PORTFOLIO SECURITIES TO BROKER-DEALERS OR OTHER INSTITUTIONAL INVESTORS IN ACCORDANCE WITH THE GUIDELINES STATED IN THIS SAI [STATEMENT OF ADDITIONAL INFORMATION].

      The Board proposes that this policy be changed as follows:

      NO FUND MAY LEND ANY SECURITY OR MAKE ANY OTHER LOAN EXCEPT (1) AS OTHERWISE PERMITTED UNDER THE 1940 ACT, (2) PURSUANT TO A RULE, ORDER OR INTERPRETATION ISSUED BY THE SEC OR ITS STAFF, (3) THROUGH THE PURCHASE OF A PORTION OF AN ISSUE OF DEBT SECURITIES IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS, OR (4) BY ENGAGING IN REPURCHASE AGREEMENTS WITH RESPECT TO PORTFOLIO SECURITIES.

      The proposed policy provides greater flexibility in managing a Fund's assets by clarifying that a Fund may lend securities as permitted under the 1940 Act or pursuant to a rule, order or interpretation issued the SEC or its staff. Adoption of the proposed limitation on lending is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the instruments in which each Fund invests.

      PROPOSALS 2(c) AND 5(c): ELIMINATION OF FUNDAMENTAL POLICY REGARDING AFFILIATED TRANSACTIONS.

      With the exception of the Index Funds, the Funds currently have a fundamental policy that provides as follows:

      NO FUND MAY PURCHASE FROM OR SELL PORTFOLIO SECURITIES TO ITS OFFICERS, TRUSTEES OR OTHER "INTERESTED PERSONS" OF THE TRUST, AS DEFINED IN THE 1940 ACT, INCLUDING ITS INVESTMENT ADVISERS AND THEIR AFFILIATES, EXCEPT AS PERMITTED BY THE 1940 ACT AND EXEMPTIVE RULES OR ORDERS THEREUNDER.

      The Board proposes that this policy be eliminated because it merely restates a statutory prohibition under the 1940 Act and is just one of many listed thereunder. As such, the Funds are fully subject to this restriction regardless of whether the Funds have adopted a fundamental policy with respect to these activities.

      PROPOSALS 2(d) AND 5(d): CHANGE IN FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES.

      Except for the Index Funds, the Funds currently have a fundamental policy that provides as follows:

      NO FUND MAY ISSUE SENIOR SECURITIES, EXCEPT THAT A FUND MAY ENGAGE IN WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES TRANSACTIONS AND THE EMERGING MARKETS FUND, ENHANCED INCOME FUND, INTERNATIONAL EQUITY PORTFOLIO AND LARGE CAP GROWTH FUND MAY ENGAGE IN FOREIGN CURRENCY FUTURES CONTRACTS AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. IN ADDITION, THE ENHANCED INCOME FUND MAY ENGAGE IN OPTIONS TRANSACTIONS.

      In order to clarify this fundamental investment restriction and to make the policy uniform among all the Funds (except the Index Funds), including other funds managed by Manager, the Board proposes that this policy be changed as follows:

      NO FUND MAY ISSUE ANY SENIOR SECURITY EXCEPT AS OTHERWISE PERMITTED (1) UNDER THE 1940 ACT OR (2) PURSUANT TO A RULE, ORDER OR INTERPRETATION ISSUED BY THE SEC OR ITS STAFF.

      There is no current intention of the Funds to change their investment strategies as a result of a change to this restriction.

      PROPOSALS 2(e) AND 5(e): CHANGE IN FUNDAMENTAL POLICY ON BORROWING.

      The 1940 Act establishes limits on the ability of a Fund to borrow money. Currently, the Funds (except the Index Funds) have a fundamental limitation on borrowing that states as follows:

       NO FUND MAY BORROW MONEY, EXCEPT FROM BANKS OR THROUGH REVERSE REPURCHASE AGREEMENTS FOR TEMPORARY PURPOSES. IN ADDITION, THE BALANCED FUND, EMERGING MARKETS FUND, HIGH YIELD BOND FUND, INTERNATIONAL EQUITY PORTFOLIO, LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND, AND SMALL CAP VALUE FUND MAY BORROW MONEY FROM THE MANAGER OR ANY OF ITS AFFILIATES FOR TEMPORARY PURPOSES, AND THE ENHANCED INCOME FUND MAY BORROW MONEY AS PERMITTED BY LAW. THE AGGREGATE AMOUNT OF BORROWING FOR EACH FUND SHALL NOT EXCEED 10% OF THE VALUE OF THE FUND'S ASSETS AT THE TIME OF BORROWING. ALTHOUGH NOT A FUNDAMENTAL POLICY, THE FUNDS INTEND TO REPAY ANY MONEY BORROWED BEFORE ANY ADDITIONAL PORTFOLIO SECURITIES ARE PURCHASED. SEE "OTHER INFORMATION" FOR A FURTHER DESCRIPTION OF REVERSE REPURCHASE AGREEMENTS.

      In order to simplify this fundamental investment restriction and to make the policy uniform among all the Funds (except the Index Funds), including other funds managed by the Manager, the Board proposes that this policy be changed as follows:

      NO FUND MAY BORROW MONEY, EXCEPT AS OTHERWISE PERMITTED UNDER THE 1940 ACT OR PURSUANT TO A RULE, ORDER OR INTERPRETATION ISSUED BY THE SEC OR ITS STAFF, INCLUDING (1) AS A TEMPORARY MEASURE, (2) BY ENTERING INTO REVERSE REPURCHASE AGREEMENTS, AND (3) BY LENDING PORTFOLIO SECURITIES AS COLLATERAL. FOR PURPOSES OF THIS INVESTMENT LIMITATION, THE PURCHASE OR SALE OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS, SWAPS, CAPS, FLOORS, COLLARS AND OTHER SIMILAR FINANCIAL INSTRUMENTS SHALL NOT CONSTITUTE BORROWING.

      The proposed change would make each Fund's limitation on borrowing money no more restrictive than required by the 1940 Act. The Board believes that changing each Fund's fundamental limitation on borrowing in this manner will permit a Fund to participate in an interfund lending program that would be beneficial to the interests of shareholders of the Fund. There is no current intention of the Funds to change their investment strategies as a result of a change to this restriction other than to participate in an interfund lending program, which is described below. Money market funds will not participate in the interfund lending program.

      On May 4, 2004, the SEC issued an order ("Order") permitting the Funds to participate in a credit facility whereby each Fund, under certain conditions, would be permitted to lend money directly to and borrow directly from other Funds for temporary purposes. The credit facility could provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

      The credit facility would reduce the Funds' potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lending. Although the credit facility would reduce the Funds' need to borrow from banks, the Funds would be free to establish lines of credit or other borrowing arrangements with banks.

      PROPOSALS 2(f) AND 5(f): CHANGE IN FUNDAMENTAL POLICY ON CONCENTRATION FOR THE MONEY MARKET FUND.

      The Money Market Fund currently has a fundamental policy that provides as follows:

      NO FUND MAY INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN THE SECURITIES OF COMPANIES PRIMARILY ENGAGED IN ANY ONE INDUSTRY (EXCEPT, WITH RESPECT TO THE MONEY MARKET PORTFOLIO, FOR THE BANKING INDUSTRY), PROVIDED THAT: (I) THIS LIMITATION DOES NOT APPLY TO OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES; (II) MUNICIPALITIES AND THEIR AGENCIES AND AUTHORITIES ARE NOT DEEMED TO BE INDUSTRIES; AND
      (III) FINANCIAL SERVICE COMPANIES ARE CLASSIFIED ACCORDING TO THE END USERS OF THEIR SERVICES (FOR EXAMPLE, AUTOMOBILE FINANCE, BANK FINANCE, AND DIVERSIFIED FINANCE WILL BE CONSIDERED SEPARATE INDUSTRIES). [Emphasis added.]

      In order to provide the Money Market Fund with greater flexibility in its investments, to reflect the continued consolidation in the banking and financial services industry, and to bring the Fund on par with many other money market funds, the Board proposes to replace the phrase "banking industry" with "financial services companies." Thus, the Board proposes that this policy be changed as follows:

      NO FUND (EXCEPT THE MONEY MARKET FUND, AS DESCRIBED BELOW) MAY INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN THE SECURITIES OF COMPANIES PRIMARILY ENGAGED IN ANY ONE INDUSTRY PROVIDED THAT: (I) THIS LIMITATION DOES NOT APPLY TO OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES; AND (II) MUNICIPALITIES AND THEIR AGENCIES AND AUTHORITIES ARE NOT DEEMED TO BE INDUSTRIES.

      THE MONEY MARKET FUND WILL INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN THE SECURITIES OF FINANCIAL SERVICES COMPANIES. FOR THIS PURPOSE, FINANCIAL SERVICES COMPANIES ARE CLASSIFIED ACCORDING TO THE END USERS OF THEIR SERVICES (FOR EXAMPLE, AUTOMOBILE FINANCE, BANK FINANCE, AND DIVERSIFIED FINANCE WILL BE CONSIDERED SEPARATE INDUSTRIES). [Emphasis added.]

      For purposes of this policy, financial services companies include banks, broker-dealers, insurance companies, real estate-related companies and other companies principally engaged in providing financial services to consumers and industries.

REQUIRED VOTE

      Approval of Proposals 2(a), 2(b), 2(c), 2(d) and 2(e) requires the affirmative vote of the holders of the LESSER of (1) 67% or more of the shares of each Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy at the Meeting, or
(2) more than 50% of the outstanding shares of each Fund entitled to vote at the Meeting.

      Approval of Proposals 2(f) and 5(f) requires the affirmative vote of the holders of the LESSER of (1) 67% or more of the shares of the Money Market Fund present at the Meeting, if the holders of more than 50% of the outstanding Money Market Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Money Market Fund entitled to vote at the Meeting.

      Approval of Proposals 5(a), 5(b), 5(c), 5(d) and 5(e) requires the affirmative vote of the holders of the LESSER of (1) 67% or more of the shares of each Feeder Fund present at the Meeting, if the holders of more than 50% of the outstanding Feeder Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of each Feeder Fund entitled to vote at the Meeting.

                              THE BOARD UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                                PROPOSALS 2 AND 5

                   ------------------------------------------


                                   PROPOSAL 3

                              APPROVAL TO ADOPT AN
                      AMENDMENT TO THE DECLARATION OF TRUST

      The Board has approved, and recommends that the shareholders of the Trust approve the proposed amendment to the Declaration of Trust. The amendment would permit the Trustees to amend the Declaration of Trust without shareholder approval, except with respect to provisions regarding indemnity and liability of shareholders, the Funds and the Trustees. The purpose of the amendment is to provide the Trustees with more flexibility to alter the Funds' organizational documents in response to changes in competitive and regulatory conditions. The amendment is intended to allow the Funds to operate in a more efficient and economical manner. Adoption of the amendment to the Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the amendment may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

      On May 27, 2004, the Trustees approved the form of amendment to the Declaration of Trust and authorized the submission of the proposed amendment to the Trust's shareholders for their authorization at this Meeting. The Board finds that the amendment is in the best interest of shareholders.

      Currently, Article XII, Section 7 of the Declaration of Trust states:

      SECTION  7.  IF  AUTHORIZED  BY  VOTES  OF  THE  TRUSTEES  AND A  MAJORITY
      SHAREHOLDER VOTE, OR BY ANY LARGER VOTE WHICH MAY BE REQUIRED BY APPLICABLE LAW OR THIS DECLARATION OF TRUST IN ANY PARTICULAR CASE, THE TRUSTEES SHALL AMEND OR OTHERWISE SUPPLEMENT THIS INSTRUMENT, BY MAKING A DECLARATION OF TRUST SUPPLEMENTAL HERETO, WHICH THEREAFTER SHALL FORM A PART HEREOF, AMENDMENTS HAVING THE PURPOSE OF CHANGING THE NAME OF THE TRUST OR OF SUPPLYING ANY OMISSION, CURING ANY AMBIGUITY OR CURING, CORRECTING OR SUPPLEMENTING ANY DEFECTIVE OR INCONSISTENT PROVISION CONTAINED HEREIN SHALL NOT REQUIRE AUTHORIZATION BY SHAREHOLDER VOTE. COPIES OF THE SUPPLEMENTAL DECLARATION OF TRUST SHALL BE FILED AS SPECIFIED IN SECTION 5 OF THIS ARTICLE XII.

      If approved, Article XII, Section 7 would be amended as follows:

      SECTION 7. THIS INSTRUMENT CAN BE AMENDED, SUPPLEMENTED OR RESTATED BY A MAJORITY VOTE OF THE TRUSTEES. AMENDMENTS, SUPPLEMENTS OR RESTATEMENTS HAVING THE PURPOSE OF MATERIALLY DECREASING THE RIGHTS OF SHAREHOLDERS IN

      REGARD TO  LIABILITY  AND  INDEMNIFICATION,  AS SET FORTH IN  ARTICLE  III
      SECTION 6 AND ARTICLE XI SECTION 3, RESPECTIVELY, SHALL REQUIRE A MAJORITY SHAREHOLDER VOTE. COPIES OF THE AMENDED, SUPPLEMENTED OR RESTATED DECLARATION OF TRUST SHALL BE FILED AS SPECIFIED IN SECTION 5 OF THIS
      ARTICLE XII.

      This amendment permits the Trustees, with certain exceptions, to amend, supplement or restate the Declaration of Trust without shareholder approval. Under the amended Declaration of Trust, shareholders generally will have the right to vote on any proposed amendment that would materially decrease their rights in regard to liability and indemnification. Shareholders would not have the right to vote on amendments that may materially decrease their rights with respect to matters not related to liability and indemnification. The current Declaration of Trust, on the other hand, requires shareholder approval for all amendments or supplements except those relating to changing the name of the Trust, supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision. As mentioned above, the purpose of the proposed change is to provide Trustees with greater flexibility in facilitating the update of the Declaration of Trust from time-to-time to reflect regulatory and other developments. This also would reduce the costs to the Trust in having to seek shareholder approval for each change. The proposed change also would make the amendment provision consistent with the current amendment provisions in the Declarations of Trust for other trusts in the Fund Complex. The Trustees remain subject to continuing fiduciary obligations to act with due care and in the shareholders' interest.

      If the amendment is approved, the Manager intends to recommend that the Trustees amend the Declaration of Trust in the near future to modify or clarify
(1) the powers of the Trustees, (2) voting powers of shareholders, (3) the quorum requirement for shareholder votes, (4) reorganizations or terminations not requiring shareholder approval, (5) redemption of Fund shares and (6) certain other changes, as further described below.

      POWERS OF THE TRUSTEES. The Manager intends to recommend that the Board amend the Declaration of Trust to allow the Trustees, on behalf of the Trust, to borrow money for temporary or emergency purposes from parties other than a bank. The current Declaration of Trust limits this power to borrowing from bank. This change would be intended to enhance the flexibility of the Board to meet its obligations and is consistent with the recent Order issued by the SEC regarding the interfund lending program.

      VOTING POWERS. The Manager intends to recommend that the Board amend the Declaration of Trust to modify the voting powers of shares. Under this recommendation, votes will be counted based upon their relative value and not on a one share equals one vote basis, which is the standard in the current Declaration of Trust. The purpose of this proposed change is to allocate voting rights to correspond more equitably to the value of a shareholder's investment. For example, currently, a shareholder with $100 invested in a money market fund likely would have 100 votes because a money market fund typically maintains a stable $1.00 per share net asset value ("NAV"). In contrast, a shareholder with $100 invested in a non-money market fund may have substantially fewer votes due to the higher NAV per share of such funds and the resulting lower number of shares owned.

      QUORUM. The Manager intends to recommend that the Board amend the Declaration of Trust to require that one-third of shares entitled to vote at a meeting be present in person or by proxy in order to constitute a quorum. The current Declaration of Trust requires at least a majority of those eligible shares be present in person or by proxy to constitute a quorum. The revised provision decreases the quorum requirement from one-half to one-third of the shares outstanding. The recommended change does not affect the percentage required for shareholder approval of matters submitted for a shareholder vote. The purpose of this recommended change is to provide greater flexibility and reduce delay and costs that may be incurred with a higher quorum requirement. This change also would make the quorum provision consistent with that of other trusts in the Fund Complex. Notwithstanding the revised provision, for certain transactions, the 1940 Act establishes minimum quorum requirements. For example, approval of advisory and management contracts typically requires at least a majority of eligible shares to be present in person or by proxy in order to constitute a quorum.

      REDEMPTION OF SHARES. The Manager intends to recommend that the Board amend the Declaration of Trust to clarify when the Trustees may require shareholders to involuntarily redeem shares. For example, the Manager will recommend that the Board amend the Declaration of Trust to clarify that Trustees may require redemption of shares (1) when a customer fails to meet identification obligations under applicable anti-money laundering regulations and (2) when a shareholder fails to pay for shares purchased.

      REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES OR CLASSES. The Manager intends to recommend that the Board amend the Declaration of Trust to permit the Trustees, subject to applicable federal and state law, to merge, consolidate, reorganize or terminate all or a portion of the Trust or any of its Funds or classes through the sale and conveyance of its assets without shareholder approval. The current Declaration of Trust requires shareholder approval in order to effect these types of transactions on behalf of the Trust or any of its Funds. Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the Trust, a Fund or class to reorganize into another entity.

      For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize the Trust to domicile it in another state or to change its legal form. Under the current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, permitting the Trustees to amend the Declaration of Trust without shareholder approval in this instance would give the Trustees the flexibility to reorganize all or a portion of the Trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust and its Funds operate under the most appropriate form of organization. In certain instances, a reorganization, merger, consolidation or termination may materially decrease shareholder rights.

      Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a Fund or class of a Fund. For example, a Fund may have insufficient assets to invest effectively or may have excessively high expense levels due to operational expenses. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the Fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the Fund's termination may, however, make it more difficult to complete the Fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit Fund termination without incurring the costs and delays of a shareholder meeting.

      Regardless of the provisions under the Declaration of Trust, before allowing the Trust, a Fund, or class merger, consolidation, reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, shareholders would receive written notification of any transactions. In certain instances, notwithstanding the Declaration of Trust, the 1940 Act may require shareholder approval of a particular transaction. For example, certain mergers, consolidations or reorganizations involving affiliated funds may require shareholder approval pursuant to Rule 17a-8 under the 1940 Act, notwithstanding the provisions of a fund's organizational documents.

      The Manager also intends to recommend that the Board amend the Declaration of Trust with respect to the following additional matters:

      (1) clarifying that the Trustees have the power to (a) create and establish (and change in any manner) shares or any funds or classes thereof with such preferences, voting powers, rights and privileges as the Trustees may, from time-to-time determine, (b) divide or combine the shares of any funds or classes into a greater or lesser number without thereby changing the proportionate beneficial interests in the funds, (c) classify or reclassify any issued shares into one or more funds or classes of shares, (d) abolish any one or more funds or classes of shares, and (e) take such other action with respect to the shares as the Trustees may deem desirable;

      (2) clarifying that the assets belonging to each particular fund shall be charged with the liabilities of that fund and all expenses, costs, charges and reserves attributable to that fund, and that any creditor of any fund may look only to the assets of that fund to satisfy such creditor's debt;

      (3) clarifying that whenever a vacancy in the Board shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive; and

      (4) clarifying the powers of the Trustees to: (a) employ certain entities as custodian of Fund assets, consistent with the 1940 Act;
             (b) allocate assets, liabilities, and expenses of the Trust among funds or classes, as appropriate; (c) interpret the investment policies, practices and limitations of any fund; (d) invest all or a portion of the assets of any fund in one or more open-end investment companies; (e) operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations; and (f) in general, to carry on the business of the Trust.

REQUIRED VOTE

      Approval of Proposal 3 requires the affirmative vote of the holders of the LESSER of (1) 67% or more of the shares of the Trust present at the Meeting, if the holders of more than 50% of the outstanding Trust shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Trust entitled to vote at the Meeting.

                              THE BOARD UNANIMOUSLY
                          RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 3

                             ----------------------


                                   PROPOSAL 6
                        APPROVAL OF CONVERSION AGREEMENT
                                  FOR AMR TRUST

      The Board has approved, and recommends that the shareholders of the Feeder Funds approve, the adoption of a Conversion Agreement, in the form attached to this Proxy Statement as Appendix D, pursuant to which the AMR Trust (and therefore the Portfolios) would convert to a Massachusetts business trust ("Conversion"). In approving the Conversion, shareholders also would be approving, in effect, a new Declaration of Trust for the AMR Trust ("New AMR Trust Declaration"). The AMR Trust's Board of Trustees elected pursuant to Proposal 4 would become the Board of Trustees of the New Trust (as defined below), which would adopt and execute the New AMR Trust Declaration.

      The AMR Trust was formed in 1995 as part of the implementation of a "master-feeder" structure. At that time, the AMR Trust was organized as a New York common law trust, rather than as a Massachusetts business trust (the domicile and form for the other trusts in the Fund Complex), due to perceived federal income tax advantages. Changes to the federal tax law since then have eliminated the benefits of using the New York common law trust structure. Accordingly, to help achieve the goal of uniformity across the Fund Complex, to provide the Trustees with greater flexibility (subject to applicable law) and broader authority to act without shareholder approval, and to allow the AMR Trust to operate in a more efficient and economical manner, the Board recommends that the AMR Trust convert to a Massachusetts business trust. The Board has determined that the Conversion is in the best interest of the AMR Trust, each Portfolio, each Feeder Fund holding an interest in a Portfolio and, as a result, is in the best interest of shareholders of that Feeder Fund.

      The Conversion will only result in a change in form and domicile of the AMR Trust. It will not result in any change in the name, investment objective, principal investment strategies, investment advisers, portfolio managers, or services providers of any Portfolio, all of which will remain the same for its corresponding New Portfolio (as defined below). If the Conversion is approved, the AMR Trust would be governed by the New AMR Trust Declaration. The New AMR Trust Declaration is similar to the Trust's Declaration of Trust, except as noted below.

      Only shareholders of the Feeder Funds are being asked to vote on the Conversion.

      THE FOLLOWING SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE CONVERSION AGREEMENT ITSELF, WHICH IS ATTACHED AS APPENDIX D TO THIS PROXY STATEMENT, AND THE NEW AMR TRUST DECLARATION ITSELF, WHICH IS ATTACHED AS APPENDIX E TO THIS PROXY STATEMENT.

      CONVERSION AGREEMENT

      To accomplish the Conversion, a new "shell" trust ("New Trust") with four portfolios (each a "New Portfolio") will be organized as a Massachusetts business trust. If approved, each current Portfolio would transfer all of its assets to its corresponding New Portfolio, which would assume all of the current Portfolio's liabilities, in exchange for an interest in the New Portfolio, on a date (to be determined by the Board and the Manager) as soon as practicable following approval of the Conversion. Immediately thereafter, each Portfolio would distribute its interest in the New Portfolio to its interestholders (such as the Feeder Funds) in complete liquidation. Each Portfolio will be terminated as soon as practicable thereafter. Upon completion of the Conversion, a Feeder Fund will hold an interest in a New Portfolio, equal in net value to the interest it held in the corresponding Portfolio immediately before the Conversion.

      It is anticipated that the Conversion will not be a taxable event, with the results that (1) no Portfolio, New Portfolio, Feeder Fund, shareholder of any Feeder Fund, or any other interestholder in a Portfolio will recognize gain or loss for federal income tax purposes as a result of the Conversion, (2) a New Portfolio's tax basis in each asset it receives from a corresponding Portfolio pursuant to the Conversion will equal that Portfolio's tax basis in that asset immediately before the Conversion, and (3) a New Portfolio's holding period for each such asset will include the corresponding Portfolio's holding period therefor. It also is expected that each New Portfolio will be classified for federal tax purposes as a partnership, just as each Portfolio currently is.

      DECLARATION OF TRUST

      The New AMR Trust Declaration is similar to the Trust's Declaration of Trust and the declarations of trusts for the other trusts in the Fund Complex, except for those provisions reflecting the "partnership" features of the AMR Trust such as allocations of income, deductions, and capital gains and losses, as described below. Unlike the AMR Trust (and the Portfolios), each Fund is treated as a corporation for purposes of federal tax purposes, which differs significantly from partnership treatment. In addition, the New AMR Trust Declaration is similar to the current Amended and Restated Declaration of Trust for the AMR Trust ("Current AMR Trust Declaration"), except as described below.

      1. COMPARISON OF THE NEW AMR TRUST DECLARATION AGAINST THE CURRENT AMR TRUST DECLARATION. As mentioned above, the New AMR Trust Declaration is similar to the Current AMR Trust Declaration, except as described below. In particular, the New AMR Trust Declaration and the Current AMR Trust Declaration have similar provisions regarding: (1) liability and indemnification of interestholders and Trustees; (2) quorum requirements; (3) interestholders meetings; (4) voting; (5) amendments to the declaration; and (6) liquidation and dissolution.

      There are several noteworthy differences between the two declarations. First, the New AMR Trust Declaration has been formatted and styled in a manner consistent with the Declaration of Trust for the Trust and the proposed amendment. As a result, the format and style of the New AMR Trust Declaration differs from that of the Current AMR Trust Declaration. However, the format and style changes themselves are non-substantative and are designed to make the declaration consistent with those for the other trusts in the Fund Complex.

      Second, the New AMR Trust Declaration would permit the Trustees to effect mergers, consolidations, reorganizations and similar transactions without approval of the interestholders of a New Portfolio. As a result, these types of transactions would not require approval of shareholders of the corresponding Fund. The Current AMR Trust Declaration requires interestholder and, thus, shareholder, approval in order to effect these types of transactions on behalf of the AMR Trust or any of its Portfolios. Under certain circumstances, it may not be in the interestholders' (and shareholders') interest to require a meeting (and to incur the related costs) to permit all or a portion of the AMR Trust, a Portfolio (or New Portfolio) or class to merge, consolidate or reorganize.

      Regardless of the provisions under the New AMR Trust Declaration, before allowing the New Trust or a New Portfolio, or class to merge, consolidate or reorganize without interestholder (and shareholder) approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the interestholders' best interest. Any exercise of the Trustees' increased authority under the New AMR Trust Declaration is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, affected parties would receive written notification of any transactions. In certain instances, notwithstanding the New AMR Trust Declaration, the 1940 Act may require interestholder (and shareholder) approval of a particular transaction. For example, certain mergers, consolidations or reorganizations involving affiliated funds may require approval pursuant to Rule 17a-8 under the 1940 Act, notwithstanding the provisions of a fund's organizational documents.

      Third, as described further below, the New AMR Trust Declaration clarifies certain provisions reflecting the "partnership" features of the AMR Trust such as allocations of income, deductions and capital gains and losses. However, the New Trust will operate in the same manner as the AMR Trust with respect to allocations of income, deductions, capital gains and losses and related matters.

      2. COMPARISON OF THE NEW AMR TRUST DECLARATION TO THE TRUST'S DECLARATION OF TRUST. As mentioned above, the New AMR Trust Declaration is similar to the Trust's Declaration of Trust. However, the New AMR Trust Declaration differs from the Trust's Declaration of Trust principally with respect to the inclusion of provisions designed to implement each New Portfolio's federal tax classification as a partnership. These provisions, which are technical in nature, describe how a New Portfolio's income, deductions and capital gains and losses will be allocated among its interestholders, which, in turn, will impact the Funds holding an interest in that New Portfolio. The New AMR Trust Declaration also contains certain other provisions designed to comply with the applicable tax regulations governing partnerships.

REQUIRED VOTE

      Approval of Proposal 6 requires the affirmative vote of the holders of the LESSER of (1) 67% or more of the shares of the Feeder Funds present at the Meeting, if the holders of more than 50% of the outstanding Feeder Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Feeder Funds entitled to vote at the Meeting.

                              THE BOARD UNANIMOUSLY
                          RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 6
                             ----------------------


              INFORMATION ON THE TRUST'S INDEPENDENT ACCOUNTANTS

      The Trust's financial statements for the fiscal years ended October 31 and December 31, 2003 were audited by Ernst & Young LLP ("E&Y"), Sears Tower, 233 S. Wacker Drive, Chicago, Illinois 60606. E&Y has informed the Trust that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintaining the auditors' independence. In the opinion of the Board, the services provided by E&Y are compatible with maintaining the independence of the auditors. The Board appointed E&Y as the independent accountants for the Trust for the fiscal years ending October 31 and December 31, 2004.

      Representatives of E&Y are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

      The aggregate fees billed by E&Y for professional services rendered for the audit of the Trust's annual financial statements for the fiscal years ended October 31 and December 31, 2003, and the review of the financial statements included in the Trust's annual reports to shareholders were $180,713 and $27,001, respectively. The aggregate fees billed by E&Y for professional services rendered for the audit of the Trust's annual financial statements for the fiscal years ended October 31 and December 31, 2002, and the review of the financial statements included in the Trust's annual reports to shareholders were $163,350 and $36,295, respectively.

AUDIT-RELATED FEES

       E&Y did not receive any fees for the fiscal years ended October 31 and December 31, 2002 or October 31 and December 31, 2003 for assurance and related services that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported above under "Audit Fees."

TAX FEES

       The aggregate fees billed by E&Y for the fiscal years ended October 31 and December 31, 2003 for professional services rendered for tax compliance, tax advice and tax planning were $39,417 and $4,821, respectively. These fees were paid to E&Y for their review of the Funds' 2002 tax returns and services related to the collectibility of tax reclaims in Switzerland. The aggregate fees billed by E&Y for the fiscal years ended October 31 and December 31, 2002 for professional services rendered for tax compliance, tax advice and tax planning were $13,206 and $6,119, respectively. These fees were paid to E&Y for their review of the Funds' 2001 tax returns.

ALL OTHER FEES

      E&Y did not receive any fees for the fiscal years ended October 31 and December 31, 2003 for products and services, other than the services reported above. The aggregate fees billed by E&Y for the fiscal year ended October 31, 2002 for products and services, other than the services reported above, was $6,000. These fees were paid to E&Y for their review of the Funds' after-tax total return calculations. E&Y did not receive any fees for products and services, other than the services reported above, for the Funds with fiscal years ended December 31, 2002.

PRE-APPROVAL POLICIES AND PROCEDURES

       Pursuant to its charter, the Trust's Audit Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal independent accountant: (1) approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trust's financial statements, and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; (2) to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trust, an investment adviser to any Fund or any entity controlling, controlled by, or under common control with an investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust; (3) to review the arrangements for and scope of the annual audit and any special audits; and (4) to review and approve the fees proposed to be charged to the Trust by the auditors for each audit and non-audit service.

      The Audit Committee has approved none of the fees disclosed above, except for the "Audit Fees," in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of the SEC's Regulation S-X.

AGGREGATE NON-AUDIT SERVICES

       The aggregate non-audit fees billed by E&Y during the fiscal years ended October 31 and December 31, 2003 for services rendered to the Trust were $39,417 and $4,821, respectively. The aggregate non-audit fees billed by E&Y during the fiscal years ended October 31 and December 31, 2002 for services rendered to the Trust were $19,206 and $6,119, respectively. E&Y did not render services to the Manager or any entity controlling, controlled by, or under common control with the Manager that provided ongoing services to the Trust during the applicable periods.

                              SHAREHOLDER PROPOSALS

      As a general matter, the Trust does not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to their Fund at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155 so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. In addition, the Trust is required to convene a special shareholders' meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.

                                 OTHER BUSINESS

       Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

                               SHAREHOLDER REPORTS

       The Trust's most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by calling toll-free 1-800-388-3344 or by writing to the Trust at American AAdvantage Funds, 4151 Amon Carter Boulevard, MD 2450, Fort Worth, TX 76155.


Dated:  July 21, 2004

                                                                                                                         APPENDIX A
                                                    SHARES OF BENEFICIAL INTEREST
                                                        (As of June 14, 2004)

                   Fund                        AMR Class           Cash Management     Institutional Class    Plan Ahead Class
                   ----                        ---------           ---------------     --------------------   ----------------
                                                                        Class
                                                                        -----
Balanced Fund                                  45,882,762.121                 N/A          582,840.294          1,168,935.471
Emerging Markets Fund                           4,841,411.753                 N/A          525,009.935             39,780.686
Enhanced Income Fund                                      N/A                 N/A                  N/A          9,645,432.325
High Yield Bond Fund                                      N/A                 N/A       14,966,188.515         12,631,902.862
Intermediate Bond Fund                         11,846,370.442                 N/A           86,262.463            106,658.172
International Equity Fund                      22,971,735.658                 N/A       52,161,463.673         13,823,384.281
International Equity Index Fund                           N/A                 N/A        2,012,202.909                    N/A
Large Cap Growth Fund                          10,147,225.913                 N/A              109.313                    N/A
Large Cap Value Fund                           37,757,717.466                 N/A        1,883,744.913          2,058,120.263
Money Market Fund                                         N/A      86,370,048.280      160,308,879.071        185,816,349.460
Municipal Money Market Fund                               N/A                 N/A                  N/A          4,681,187.850
Short-Term Bond Fund                                      N/A                 N/A          369,301.238            900,672.576
Small Cap Index Fund                                      N/A                 N/A        3,259,013.325                    N/A
Small Cap Value Fund                           22,661,022.639                 N/A       12,606,642.539          9,680,849.024
S&P 500 Index Fund                                        N/A                 N/A       15,371,433.230          2,547,904.958
U.S. Government Money Market Fund                         N/A      28,758,701.010                  N/A          7,741,543.230

                          SHARES OF BENEFICIAL INTEREST
                              (As of June 14, 2004)

                   Fund                        Platinum          Service
                   ----                        ---------         -------
                                                 Class            Class
                                                 -----            -----

Balanced Fund                                            N/A             N/A
Emerging Markets Fund                                    N/A             N/A
Enhanced Income Fund                                     N/A             N/A
High Yield Bond Fund                                     N/A         108.757
Intermediate Bond Fund                                   N/A             N/A
International Equity Fund                                N/A       2,002.315
International Equity Index Fund                          N/A             N/A
Large Cap Growth Fund                                    N/A             N/A
Large Cap Value Fund                                     N/A             N/A
Money Market Fund                              49,358,553.71             N/A
Municipal Money Market Fund                     4,733,188.54             N/A
Short-Term Bond Fund                                     N/A             N/A
Small Cap Index Fund                                     N/A             N/A
Small Cap Value Fund                                     N/A     165,907.594
S&P 500 Index Fund                                       N/A             N/A
U.S. Government Money Market Fund               6,951,407.50             N/A

                                                                                                     APPENDIX B

                                                5% SHAREHOLDERS OF A CLASS OF A FUND
                                                        (As of June 14, 2004)

AMR CLASS               NAME AND ADDRESS OF SHAREHOLDER                      NUMBER OF SHARES         % OF CLASS
---------               -------------------------------                      ----------------         ----------
Balanced Fund           AMR Corporation and subsidiary companies and          45,882,762.121             100%
                        Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155

Emerging Markets Fund   AMR Corporation and subsidiary companies and          4,841,411.753              100%
                        Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155

Intermediate Bond Fund  AMR Corporation and subsidiary companies and          11,846,370.442             100%
                        Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155

International Equity    AMR Corporation and subsidiary companies and          22,971,735.658             100%
Fund                    Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155

Large Cap Growth Fund   AMR Corporation and subsidiary companies and          10,147,225.913             100%
                        Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155

Large Cap               AMR Corporation and subsidiary companies and          37,757,717.466             100%
Value Fund              Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155


                                                                B-1

Short-Term Bond Fund    AMR Corporation and subsidiary companies and          8,873,819.173              100%
                        Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155

Small Cap               AMR Corporation and subsidiary companies and          22,661,022.639             100%
Value Fund              Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155

INSTITUTIONAL CLASS     NAME AND ADDRESS OF SHAREHOLDER                      NUMBER OF SHARES         % OF CLASS
-------------------     -------------------------------                      ----------------         ----------

Balanced Fund           C.R. Smith Museum                                      312,135.878              53.55%
                          P.O. Box 619617, MD 808
                          DFW Airport, TX  75261-9617

Balanced Fund           Community Foundaton of North Texas                      91,286.237              15.66%
                          306 W 7th St. Ste. 306
                          Fort Worth, TX  76102-4906

Balanced Fund           G&L Family Partners Ltd.                                62,756.990              10.77%
                          4611 Meandering Way
                          Colleyville, TX  76034-4517

Emerging Markets Fund   Akin,  Gump,  Strauss,  Hauer & Feld  Co-Mingled       208,983.085              39.81%
                        Qualified Plan Partnership
                          1700 Pacific Ave. Ste. 4100
                          Dallas, TX  75201-4675

Emerging Markets Fund   Richard  Hollander & Jacqueline  Hollander ttees       165,016.502              31.43%
                        Hollander Family Trust UA dtd 12/28/1988
                          1381 Moraga Dr.
                          Los Angeles, CA  90049-1647

Emerging Markets Fund   Akin, Gump, Strauss,  Hauer & Feld Non-Qualified        65,922.962              12.56%
                        Plan Partnership
                          1700 Pacific Ave. Ste. 4100
                          Dallas, TX  75201-4675

Emerging Markets Fund   William F. Quinn & Doreen J. Quinn                      53,810.531              10.25%
                          1108 Loch Lomond Ct.
                          Arlington, TX  76012-2726

                                                                B-2

High Yield Bond Fund    Sabre Legacy Plan                                     1,426,406.834             9.53%
                          c/o Fidelity Management Trust Co.
                          82 Devonshire St. #21M
                          Boston, MA  02109-3605

Intermediate Bond Fund  William F. Quinn & Doreen J. Quinn                      20,137.286              23.34%
                          1108 Loch Lomond Ct.
                          Arlington, TX  76012-2726

International Equity    AMR  Corporation  and  subsidiary  companies and      2,030,866.207              100%
Index Fund              Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155

Large Cap Growth Fund   AMR Investment Services, Inc.                            100.709                92.13%
                          P.O. Box 619003, MD 2450
                          DFW Airport, TX  75261-9003

Money Market Fund       SC International Services Inc.                        91,893,431.960            57.32%
                          6191 N State Highway 161
                          Irving, TX  75038-2220

Money Market Fund       RCL Enterprises Inc.                                  13,424,524.240            8.37%
                          200 E Bethany Dr.
                          Allen, TX  75002-3804

S&P 500 Index Fund      AMR  Corporation  and  subsidiary  companies and      13,696,213.641            88.67%
                        Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155

Short-Term Bond Fund    C.R. Smith Museum                                      199,005.225              53.89%
                          P.O. Box 619617, MD 808
                          DFW Airport, TX  75261-9617

Short-Term Bond Fund    William F. Quinn & Doreen J. Quinn                      55,976.979              15.16%
                          1108 Loch Lomond Ct.
                          Arlington, TX  76012-2726

Small Cap Index Fund    AMR  Corporation  and  subsidiary  companies and      3,243,619.081              100%
                        Employee Benefit Trusts thereof
                          4333 Amon Carter Blvd.
                          Fort Worth, TX  76155

                                                                B-3

Small Cap Value Fund    LaCross and Company                                   2,078,172.848             16.42%
                          P.O. Box 489
                          La Crosse, WI  54602-0489

PLANAHEAD CLASS         NAME AND ADDRESS OF SHAREHOLDER                      NUMBER OF SHARES         % OF CLASS
---------------         -------------------------------                      ----------------         ----------

Balanced Fund           Jerry Warren, IRA                                       92,538.141              7.89%
                          1358 Calle Yucca
                          Thousand Oaks, CA  91360-2241

Balanced Fund           Wells   Fargo   Bank  NA  for  the   benefit  of        77,526.337              6.61%
                        Westfield Corp.
                          P.O. Box 1533
                          Minneapolis, MN  55480-1533

Enhanced Income Fund    ISTCO for Pritchard, Hubble & Herr LLC                9,619,237.137             99.73%
                          P.O. Box 523
                          Belleville, IL  62222-0523

High Yield Bond Fund    ISTCO for Pritchard, Hubble & Herr LLC                10,924,840.470            86.19%
                          P.O. Box 523
                          Belleville, IL  62222-0523

Intermediate Bond Fund  Larry Rheuben Harmon, IRA                               34,026.847              31.90%
                          12368 Reata Ct.
                          San Diego, CA  92128-1251

Intermediate Bond Fund  Elizabeth A. Loda, IRA                                  6,457.894               6.05%
                          322 Dulles Rd.
                          Des Plaines, IL  60016-2725

Intermediate Bond Fund  Leroy Leddon, IRA                                       6,132.798               5.75%
                          9251 Westwood Shores Ct.
                          Fort Worth, TX  76179-3250

Money Market Fund       ISTCO for Pritchard, Hubble & Herr LLC                16,480,312.700            8.86%
                          P.O. Box 523
                          Belleville, IL  62222-0523

Small Cap Value Fund    ISTCO for Pritchard, Hubble & Herr LLC                1,546,934.724             15.92%
                          P.O. Box 523
                          Belleville, IL  62222-0523

U.S. Government Money   Muir & Co.                                            5,282,146.290             68.23%
Market Fund               c/o Frost National Bank
                          P.O. Box 2479 San Antonio, TX 78298-2479


                                                                B-4

SERVICE CLASS           NAME AND ADDRESS OF SHAREHOLDER                      NUMBER OF SHARES         % OF CLASS
-------------           -------------------------------                      ----------------         ----------

High Yield Bond Fund    AMR Investment Services, Inc.                            103.848                95.49%
                          P.O. Box 619003, MD 2450
                          DFW Airport, TX  75261-9003

Small Cap Value Fund    Fidelity Investments c/f JM Smith Corporation           52,606.751              31.69%
                          100 Magellan Way #KW1C
                          Covington, KY  41015-1999

Small Cap Value Fund    AIG  Federal  Savings  Bank c/f  Decatur  County        31,124.404              18.75%
                        Memorial Hospital 403(b) Plan
                          2929 Allen Pkwy. #L3-00
                          Houston, TX  77019-7100

Small Cap Value Fund    AIG  Federal  Savings  Bank c/f  Decatur  County        26,925.516              16.22%
                        Memorial Hospital 401(a) Plan
                          2929 Allen Pkwy. #L3-00
                          Houston, TX  77019-7100

Small Cap Value Fund    Fidelity Investments fbo SPEC Services                  21,902.071              13.19%
                          100 Magellan Way #KW1C
                          Covington, KY  41015-1987

Small Cap Value Fund    Saxon & Co. Partnership                                 21,571.143              13.00%
                          P.O. Box 7780-1888
                          Philadelphia, PA  19182-0001


                                                                      APPENDIX C
                                                                      ----------



                          NOMINATING COMMITTEE CHARTER
                          ----------------------------

                                                                      APPENDIX C
                                                                      ----------


                            AMERICAN AADVANTAGE FUNDS
                        AMERICAN AADVANTAGE MILEAGE FUNDS
                        AMERICAN AADVANTAGE SELECT FUNDS
                          AMR INVESTMENT SERVICES TRUST
                           (COLLECTIVELY, THE "FUNDS")

                          NOMINATING COMMITTEE CHARTER
                          ----------------------------


I.   Nominating Committee Membership and Qualifications
     --------------------------------------------------

     The Nominating Committee of the Boards of Trustees (collectively, the "Boards") of the above-referenced Trusts, shall be composed of all trustees who are not "interested persons" of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 ("Disinterested Trustees").

II.  Purposes of the Nominating Committee
     ------------------------------------

     The purposes of the Nominating Committee are:

     (a)  to make  recommendations  regarding the  nomination  of  Disinterested
          Trustees to the Board;  (b) to evaluate  qualifications  of  potential
          "interested" members of the Board; (c) to review shareholder recommendations for nominations to fill vacancies on the Board; and
          (d) to make recommendations to the full Board for nomination for membership on all committees of the Board.

III. Duties and Powers of the Nominating Committee
     ----------------------------------------------

     To carry out its purposes, the Nominating Committee shall have the following duties and powers:


     (a) to evaluate the qualifications of potential Disinterested Trustees, including their independence from the Funds' investment manager, principal service providers and other affiliates;

     (b) to evaluate the qualifications of potential "interested" members of the Board and make recommendations to the full Board;

     (c) to adopt, if deemed appropriate, specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership;

     (d) to establish policies and procedures for the review of any shareholder recommendations for nominations to fill vacancies on the Board;

     (e)  to  make   recommendations  to  the  full  Board  for  nomination  for membership on all committees of the Board;

     (f) to review as necessary the responsibilities of any committees of the Board and determine whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized; and
          (g) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

IV.  Operations of the Nominating Committee
     --------------------------------------

     (a) The Nominating Committee shall meet at least annually and at such other times as deemed appropriate by the Committee.

     (b) The Nominating Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Trusts' bylaws.

     (c) The Nominating Committee shall have the authority to meet privately and to admit non-members, including members of management, counsel, advisers and others by invitation.

     (d) The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

     (e) The Nominating Committee shall prepare and retain minutes of its meetings and report its activities to the full Board and make such recommendations as the Committee may deem necessary or appropriate.

     (f) The Nominating Committee may select one of its members to be the chair and may select a vice chair.

     (g) A majority of the members of the Nominating Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Nominating Committee present at a meeting at which a quorum is present shall be the action of the Committee.

     (h)  The Board may amend this Charter on its own motion.

     (i) The Committee shall review this Charter periodically and recommend any changes to the full Board.


Dated as of
February 9, 2004

                                                                      APPENDIX D
                                                                      ----------

                          FORM OF CONVERSION AGREEMENT
                          ----------------------------

                                                                      APPENDIX D
                                                                      ----------

                          FORM OF CONVERSION AGREEMENT
                          ----------------------------

         This Agreement is dated as of _______, 2004, among AMR INVESTMENT SERVICES TRUST, a New York common law trust ("OLD TRUST"), AMR INVESTMENT SERVICES TRUST, a Massachusetts business trust ("NEW TRUST"), and AMR INVESTMENT SERVICES, INC. ("ADVISER").

         Old Trust is a New York common law trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 ACT"), consisting of four segregated portfolios of assets ("series") listed on Schedule A hereto ("OLD PORTFOLIOS"). The parties wish to effect the conversion of Old Trust to New Trust, a recently organized Massachusetts business trust that consists of the four series listed on Schedule A ("NEW PORTFOLIOS"; and together with the Old Portfolios, "PORTFOLIOS"), and thereby to convert each Old Portfolio to the identically named New Portfolio (each such Old Portfolio and New Portfolio being "corresponding" Portfolios), through the transactions described below. Each New Portfolio will have the same investment objective and policies as its corresponding Old Portfolio. (For convenience, the balance of this Agreement will refer only to a single Conversion (as defined below), one Old Portfolio, and one New Portfolio, but the terms and conditions hereof shall apply separately to each Conversion and the corresponding Portfolios participating therein.)

         The Adviser serves as Old Trust's investment adviser and will serve as New Trust's investment adviser. It is a party to this Agreement solely for the purpose of making the representations in paragraph 5.

         In consideration of the mutual promises contained herein, the parties agree as follows:

         1. THE CONVERSION.

         (a) Subject to the terms and conditions hereof and on the basis of and in reliance on the covenants, agreements, representations, and warranties set forth herein, as of 12:01 A.M. (Central Time) on _________, 2004 ("TRANSFER TIME"), (1) Old Portfolio shall transfer all its Assets (as defined below) to New Portfolio, (2) New Portfolio shall assume all of Old Portfolio's Liabilities (as defined below), (3) New Portfolio shall issue to Old Portfolio interests in New Portfolio having an aggregate net asset value equal to the fair market value of each Asset as of the close of regular trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) on the last business day before the Transfer Time ("VALUATION TIME"), determined according to the policies set forth in Old Trust's registration statement, less the amount of the Liabilities ("NEW PORTFOLIO INTERESTS"), and (4) immediately thereafter Old Portfolio shall distribute the New Portfolio Interests to the holders of interests in Old
Portfolio ("OLD PORTFOLIO INTERESTS") ("INTERESTHOLDERS") in complete liquidation thereof. (All such transactions are referred to herein as a

"CONVERSION.")  No brokerage  commissions,  fees (except for customary  transfer fees), or other remuneration will be paid by Old Trust or New Trust in connection with the transactions contemplated hereby.

         (b) The distribution referred to in paragraph (a)(4) shall be accomplished as follows. The Adviser shall deliver to New Trust a certificate specifying each Interestholder's name, address, taxpayer identification number, and proportionate Old Portfolio Interest. On receipt thereof, a capital account on New Trust's records shall be established in the name of each Interestholder in accordance with New Trust's Declaration of Trust and shall be credited with the respective New Portfolio Interest to which such Interestholder is entitled.

         (c) As a result of the Conversion, New Trust will succeed to Old Trust's registration as an open-end management investment company under the 1940 Act.

         2. ASSETS AND LIABILITIES.

         (a) "ASSETS" shall mean all cash, cash equivalents, securities (except as provided below), receivables (including interest and dividends receivable), claims or rights of action (except for all rights, interests, and claims of Old Portfolio or any of its Interestholders under this Agreement), rights to register shares under applicable securities laws, and other property owned by Old Portfolio and shown as assets on its books as of the Valuation Time.

         (b) "LIABILITIES" shall mean all of Old Portfolio's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Transfer Time, and whether or not specifically referred to in this Agreement.

         3. REPRESENTATIONS OF OLD TRUST. Old Trust hereby represents and warrants as follows:

         (a) The execution and delivery of this Agreement has been duly authorized by all requisite trust action and, assuming New Trust's due authorization, execution, and delivery hereof, constitutes Old Trust's valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other rights affecting creditors' rights and general equitable principles;

         (b) At the Transfer Time, Old Trust will have good title to the Assets, free and clear of all mortgages, security interests, liens, charges, pledges, and other encumbrances whatsoever ("LIENS"), except Liens on assets designated to cover outstanding short sale positions and Liens on assets pledged to secure loan proceeds used for the purpose of investing. On transfer of the Assets to New Portfolio, it will acquire good title thereto, free and clear of all Liens;

         (c) Old Trust will provide New Trust with true, accurate, and complete copies of all books and records reasonably necessary in connection with Old Trust's operations, including such for federal income tax and accounting purposes, and will assist New Trust in gathering and analyzing information related to Old Trust in order for New Trust to continue Old Trust's operations as a registered investment company and to succeed to Old Trust's registration as such;

         (d) To the best of Old Trust's knowledge, the transfer is not the result of the solicitation by a promoter, broker, or investment house;

         (e) Subject to Old Trust's rights created under this Agreement, there is no indebtedness between Old Trust and New Trust, and there will be no indebtedness created in favor of Old Trust as a result of the Conversion;

         (f) At the Transfer Time, the Assets will constitute "a diversified portfolio of stocks and securities" within the meaning of Treas. Reg. ss. 1.351-1(c)(6)(i); and

         (g) To the best of Old Trust's knowledge, no Interestholder has any plan or intention to dispose of its New Portfolio Interest.

         4. REPRESENTATIONS OF NEW TRUST. New Trust hereby represents and warrants as follows:

         (a) New Portfolio has not commenced operations and will not do so until after the Conversion. Prior to the Transfer Time, there will be no issued and outstanding interests or any other securities issued by New Trust;

         (b) The execution and delivery of this Agreement has been duly authorized by all requisite trust action and, assuming Old Trust's due authorization, execution, and delivery hereof, constitutes New Trust's valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other rights affecting creditors' rights and general equitable principles;

         (c) The issuance and delivery of New Portfolio Interests in accordance with this Agreement have been duly authorized by all requisite trust action; and such interests, when so issued in accordance with the provisions hereof, will be validly issued, fully paid, and non-assessable by New Trust, free and clear of all Liens;

         (d) To the best of New Trust's knowledge, the transfer is not the result of the solicitation by a promoter, broker, or investment house; and

         (e) Subject to Old Trust's rights created under this Agreement, there is no indebtedness between Old Trust and New Trust, and there will be no indebtedness created in favor of Old Trust as a result of the Conversion.

         5. REPRESENTATIONS OF THE ADVISER. The Adviser hereby represents and warrants as follows:

         (a) To the best of the Adviser's knowledge, the transfer is not the result of the solicitation by a promoter, broker, or investment house;

         (b) At the Transfer Time, the Assets will constitute "a diversified portfolio of stocks and securities" within the meaning of Treas. Reg. ss. 1.351-1(c)(6)(i);

         (c) To the best of the Adviser's knowledge, no Interestholder has any plan or intention to dispose of its New Portfolio Interest;

         (d) The Conversion will not result in diversification of Old Trust's interests within the meaning of Treas. Reg. ss. 1.351-1(c)(1)(i); and

         (e) The Assets constitute permissible investments under New Portfolio's investment policies and limitations as set forth in New Trust's registration statement.

         6. TERMINATION. This Agreement and the transactions contemplated herein may be terminated and abandoned by either party, at any time prior to the Conversion, if circumstances develop that, in the opinion of its Board of
Trustees, in its sole discretion, make proceeding with this Agreement inadvisable. In the event of any such termination, there shall be no liability for damages to any party or Interestholder or their officers or agents.

         7. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts.

         8. NATURE OF AGREEMENT. This Agreement is being executed by the undersigned officers of Old Trust and New Trust solely as representatives thereof, respectively, and not individually, and the obligations in this Agreement are not binding on such officers individually, but are binding only on the respective assets and property of Old Trust and New Trust.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the date and year first above written.

                       AMR INVESTMENT SERVICES TRUST, a
                       New York common law trust



                       By: __________________________________

                                 Name: ______________________

                                 Title: _____________________



                       AMR INVESTMENT SERVICES TRUST, a
                       Massachusetts business trust



                       By: __________________________________

                                 Name:_______________________

                                 Title:______________________



                       AMR INVESTMENT SERVICES, INC.
                       (only with respect to the representations in paragraph 5)



                       By: __________________________________

                                 Name:_______________________

                                 Title:______________________

                                   SCHEDULE A

       OLD PORTFOLIOS                                NEW PORTFOLIOS

      (SERIES OF OLD TRUST)                       (SERIES OF NEW TRUST)

      Money Market Portfolio                      Money Market Portfolio

 Municipal Money Market Portfolio            Municipal Money Market Portfolio

    U.S.Government Money Market                U.S. Government Money Market
             Portfolio                                    Portfolio

  International Equity Portfolio              International Equity Portfolio

                                                                      APPENDIX E
                                                                      ----------


                 FORM OF DECLARATION OF TRUST FOR NEW AMR TRUST
                 ----------------------------------------------

                                                                      APPENDIX E
                                                                      ----------


                          AMR INVESTMENT SERVICES TRUST

                          FORM OF DECLARATION OF TRUST
                          ----------------------------

     This DECLARATION OF TRUST of AMR INVESTMENT SERVICES TRUST is made as of July __, 2004, by the persons whose signatures are affixed hereto, as Trustees (as defined in Article 1, Section 2(e)).

     WHEREAS, the Trustees desire to form a master trust under the law of The Commonwealth of Massachusetts for the investment and reinvestment of funds contributed thereto and to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth.

     NOW,   THEREFORE,   the  Trustees  declare  that  all  money  and  property
contributed to the Trust hereunder shall be held and managed in trust under this Declaration of Trust as herein set forth below.


                                    ARTICLE I
                                    ---------
                              NAME AND DEFINITIONS
                              --------------------

Name
----

     SECTION 1. The Trust shall be known as the "AMR Investment Services Trust," and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Principal Place of Business
---------------------------

     SECTION 2. The principal place of business of the Trust shall be 4151 Amon Carter Boulevard, Fort Worth, Texas 76155.

Resident Agent
--------------

     SECTION 3. The resident agent for the Trust in Massachusetts shall be CT Corporation, 2 Oliver Street, Boston, Massachusetts, or such other person as the Trustees may from time to time designate.

Definitions
-----------

     SECTION 4. Wherever used herein, unless otherwise required by the context or specifically provided:

          (a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act;

          (b) "Trust" refers to the trust created hereunder;

          (c) "Net Asset Value" means the net asset value of each Series or Class as determined in the manner provided in Article X, Section 3;

          (d) "Shareholder" means a record owner of a Share;

          (e) "Trustees" refers to the individual trustees in their capacity as trustees duly elected or appointed and qualified hereunder and serving as trustees of the Trust and their successor or successors for the time being in office as such trustee or trustees, and "Trustee" refers to one of such trustees;

          (f) "Share" means a beneficial interest in the Trust or each Series, including such Class or Classes of Shares as the Trustees may from time to time create and establish, including all rights, powers and privileges accorded to Shareholders by this Declaration of Trust;

          (g) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time;

          (h) "Declaration of Trust" means this Declaration of Trust as amended and/or restated from time to time;

          (i) "Bylaws" means the Bylaws of the Trust as amended from time to time;

          (j) "Class" refers to any class of Shares of a Series established in accordance with the provisions of Article III;

          (k) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III; and

          (l)   "Commission"   refers  to  the  U.S.   Securities  and  Exchange
     Commission.

          (m) "Book Capital Account," "Tax Account," "Revaluation Account" and "Accounts" have the respective meanings set forth in Article VI, Section 1.

          (n) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                                   ARTICLE II
                                   ----------
                                PURPOSE OF TRUST
                                ----------------

     The purpose of the Trust is to provide investors, through one or more investment portfolios or series as designated by the Trustees, with a continuous source of managed investments in securities.

                                   ARTICLE III
                                   -----------
                               BENEFICIAL INTEREST
                               -------------------

Shares of Beneficial Interest
-----------------------------

     SECTION 1. The Shares of the Trust shall be issued in one or more Series and/or Classes as the Trustees may, without shareholder approval, authorize. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series. The beneficial interest in each Series shall at all times be divided into Shares, each of which shall represent a beneficial interest in the Series; each such proportionate interest may be expressed as a percentage, determined by calculating for a particular Series, at such times and on such basis as the Trustees from time to time determine, the ratio of the Book Capital Account balance of each Shareholder with respect to that Series to the total of all Shareholders' Book Capital Account balances with respect thereto. Each Series may be divided into more than one Class, with each Class possessing such rights (including, notwithstanding any contrary provision herein, voting rights) as the Trustees may, without Shareholder approval, authorize. Shares of each Series, when issued, shall be fully paid and non-assessable. The number of Shares authorized shall be unlimited. The Trustees may from time to time, in their sole discretion and without Shareholder approval: (a) create and establish (and change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights and privileges as the Trustees may, from time-to-time, determine; (b) classify or reclassify any issued Shares into one or more Series or Classes of Shares; (c) abolish any one or more Series or Classes of Shares; and (d) take such other action with respect to the Shares as the Trustees may deem desirable.

Ownership of Shares
-------------------

     SECTION 2. The ownership of Shares shall be recorded in the books of the Trust. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to who are the holders of Shares and their respective percentage interests in any Series or Class.

Investment in the Trust
-----------------------

     SECTION 3. The Trustees shall accept investments in the Trust from such persons, including Shareholders, and on such terms as they may from time to time authorize. As determined by guidelines established by the Trustees, such investments may be in the form of cash or securities in which the Trust (or each designated Series) is authorized to invest, valued as provided in Article X,
Section 3. An investment in a Series by a new Shareholder, or increase in an existing Shareholder's investment in a Series, shall be reflected by an increase in its Book Capital Account balance. The Trustees shall have the right to refuse to accept investments in the Trust at any time without any cause or reason whatsoever.

Assets and Liabilities of the Series and Classes of the Trust
-------------------------------------------------------------

     SECTION 4. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series of the Trust. In addition, any assets, income, earnings, profits and proceeds thereof, funds or payments not readily identifiable as belonging to any particular Series or Class shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as, in their sole discretion, the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust and shall be held by the Trustees in trust for the benefit of the Shareholders of that Series.

     The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any credit of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

No Preemptive Rights
--------------------

     SECTION 5. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

Status of Shares and Limitation On Personal Liability
-----------------------------------------------------

     SECTION 6. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust or any Series shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

                                   ARTICLE IV
                                   ----------
                                  THE TRUSTEES
                                  ------------

Management of the Trust
-----------------------

     SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

Election; Initial Trustees
--------------------------

     SECTION 2. On a date fixed by the initial Trustee, the Shareholders shall elect not less than three Trustees. Thereafter, Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. A Trustee shall not be required to be a Shareholder of the Trust.

Term of Office of Trustees
--------------------------

     SECTION 3. The Trustees shall hold office during the lifetime of the Trust, and until its termination as hereinafter provided, except: (a) that any Trustee may resign his or her trust by written instrument signed by him or her and delivered to the Trust's President or the other Trustees, which resignation shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to retire or who has become incapacitated by illness or injury may retire by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; (d) a Trustee may be removed at any Special Meeting of Shareholders of the Trust by a vote of Shareholders whose combined Book Capital Account balances equal at least two-thirds (2/3) of the aggregate Book Capital Account balances of all Shareholders entitled to vote; and (e) every Trustee must resign his or her position effective no later than the last day of the calendar year in which such Trustee becomes seventy (70) years of age. Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his or her legal representatives shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Resignation and Appointment of Trustees
---------------------------------------

     SECTION 4. In case any vacancy of a Trustee position shall exist for any reason, including, but not limited to, declination to assume office, death, resignation, retirement, removal or by reason of an increase in the number of Trustees authorized, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder. The power of appointment of Trustees is subject to the provisions of Section 16(a) of the 1940 Act.

Temporary Absence of Trustee
----------------------------

     SECTION 5. Any Trustee may, by power of attorney, delegate his or her power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder, except as herein otherwise expressly provided.

Number of Trustees
------------------

     SECTION 6. The number of Trustees serving hereunder at any time shall be determined by the Trustees themselves and shall not be less than three (3) nor more than twelve (12).

Effect of Death, Resignation, Etc. of a Trustee
-----------------------------------------------

     SECTION 7. The death, declination, resignation, retirement, removal, incapacity or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

     Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.

Ownership of Trust Assets
-------------------------

     SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                                    ARTICLE V
                                    ---------
                             POWERS OF THE TRUSTEES
                             ----------------------

Powers
------

     SECTION 1. The Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of the Trust. Without limiting the foregoing, the Trustees shall have power and authority:

          (a) To invest and reinvest cash and other property and to hold cash or other property uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust; to purchase and sell options on securities, currencies, indices, futures contracts and other financial instruments and enter into closing transactions in connection therewith; to enter into all types of commodities contracts, including, without limitation, the purchase and sale of futures contracts and forward contracts on securities, indices, currencies and other financial instruments; to engage in forward commitment, "when issued" and delayed delivery transactions; to enter into repurchase agreements and reverse repurchase agreements; and to employ all types of hedging techniques and investment management strategies.

          (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that the rights of amendment and repeal are not reserved to Shareholders.

          (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

          (d) To employ a bank, a company that is a member of a national securities exchange, a trust company or such other entity permitted under the 1940 Act as custodian of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

          (e) To retain a transfer agent and Shareholder servicing agent, or both.

          (f) To provide for the distribution of Shares either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

          (g) To set record dates in the manner hereinafter provided.

          (h) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, custodian or underwriter.

          (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4(b).

          (j) To vote or give assent, or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

          (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

          (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or in its own name or in the name of a custodian or a nominee or nominees, subject in whichever case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.

          (m) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust.

          (n) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

          (o)  To  make   distributions  of  income  and  of  capital  gains  to
     Shareholders in the manner hereinafter provided.

          (p) To borrow money for temporary or emergency purposes and not for investment purposes. The Trustees shall not pledge, mortgage or hypothecate the assets of the Trust except that, to secure borrowings, the Trustees may pledge securities.

          (q) To establish, from time to time, a minimum total investment for Shareholders, and to require redemption of all or part of the Share of any Shareholder whose investment is less than such minimum upon giving notice to such Shareholder. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

          (r) To retain an administrator, manager, investment advisers and/or investment subadvisers.

          (s) To establish separate and distinct Series with separately defined investment objectives, policies and purposes, and to allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same among two or more Series, provided that any liability or expense incurred by a particular Series shall be payable solely out of the assets of that Series.

          (t) To establish separate and distinct Classes for one or more Series, with each Class having such rights and differences as determined by the Trustees.

          (u) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, Principal Underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, Principal Underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.

          (v) To allocate assets, liabilities and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

          (w) To interpret the investment policies, practices and limitations of any Series.

          (x) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any Series in one or more open-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.

          (y) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

          (z) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

Trustees and Officers as Shareholders
-------------------------------------

     SECTION 2. Subject only to the general limitations herein contained as to the sale and purchase of Shares and any restrictions that may be contained in the Bylaws:

          (a) Any Trustee, officer or other agent of the Trust may acquire, own and dispose of a Share to the same extent as if he or she were not a Trustee, officer or agent;

          (b) The Trustees may issue and sell or cause to be issued and sold a Share to (and buy part or all of a Share from) any such person or firm or company in which such person is interested.

Action by the Trustees
----------------------

     SECTION 3. Except as otherwise provided herein or in the 1940 Act, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at an in-person meeting of the Trustees. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given to each Trustee as provided in the Bylaws.

     Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number the authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by facsimile or other electronic means including, but not limited to, electronic mail.

Chairman of the Trustees
------------------------

     SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees and to perform such duties as the Trustees may designate.

Payment of Expenses by the Trust
--------------------------------

     SECTION  5.  Subject  to the  provisions  of  Article  III,  Section 4, the
Trustees are authorized to have paid from the Trust estate or the assets belonging to the appropriate Series, as they deem fair and appropriate, for expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust, interest expenses, taxes, fees and commissions of every kind, expenses of pricing Trust portfolio securities, expenses of issue, repurchase and redemption of Shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and/or qualifying the Trust and its Shares under federal and state laws and regulations, expenses of rating the Trust by independent rating services, charges of investment advisers, managers, administrators, custodians, transfer agents and registrars, expenses of preparing and setting up in type Prospectuses and Statements of Additional Information, expenses of printing and distributing Prospectuses sent to existing Shareholders, auditing and legal expenses, reports to Shareholders, expenses of meetings of Shareholders and proxy solicitations therefor, insurance expenses, association membership dues and for such non-recurring items as may arise, including litigation to which the Trust is a party, and for all losses and liabilities from them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VI
                                   ----------
             SHAREHOLDERS' ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS,
             ------------------------------------------------------
                TAX MATTERS PARTNER AND TAX RETURNS AND ELECTIONS
                -------------------------------------------------

Establishment and Maintenance of Accounts
-----------------------------------------

     SECTION 1.

          (a) The investment adviser the Trust engages from time to time pursuant to Article VII ("Adviser") shall have the authority, in accordance with its investment advisory contract with the Trust pursuant to such article, to establish, or to direct the firm then providing accounting services to the Trust ("Accounting Services Provider") to establish, on the Trust's books for each Shareholder, with respect to each Series, a book capital account for Trust accounting purposes ("Book Capital Account"), a capital account for income tax accounting purposes ("Tax Account") and an account for purposes of allocating certain of a Series's unrealized gains and losses (and recognized gains and losses allocated to the Shareholder's Tax Account) ("Revaluation Account") (collectively, "Accounts"). Except as otherwise provided herein, such accounts shall be maintained in accordance with Treasury regulation section ("Treas. Reg. ss.") 1.704-1(b)(2)(iv).

          (b) The Book Capital Account balance of each Shareholder with respect to a particular Series shall be determined on such days and at such time or times as the Adviser may determine. A Shareholder may not transfer, sell or exchange its Book Capital Account balance.

Policies Regarding Accounts and Allocations and Distributions to Shareholders
-----------------------------------------------------------------------------

     SECTION 2. The Trustees shall, in compliance with the Code, the 1940 Act (if applicable) and generally accepted accounting principles, adopt for each Series written "Capital Account Establishment and Maintenance Policies" ("Policies"), the initial form of which is attached as Exhibit A. The Policies shall set forth, among other things, the method of determining (a) the Account balances of each Shareholder, (b) the allocation of unrealized gains and losses, taxable income and tax loss and profit and loss, or any item or items thereof, to each Shareholder, and (c) the payment of distributions to Shareholders. The Trustees may, in their absolute discretion, amend the Policies from time to time and, notwithstanding any of the foregoing provisions of this Article VI, prescribe other bases and times for determining each Series's net income, each Shareholder's Account balances or the allocations or payments of distributions to the Shareholders it may deem necessary or desirable to enable a Series to comply with the Code or any regulatory provision or order to which it may be subject.

Allocations With Respect to Contributed Property
------------------------------------------------

     SECTION 3. In accordance with Code section 704(c) and the regulations thereunder, income, gain, loss and deduction with respect to any property contributed to a Series's capital shall, solely for tax purposes, be allocated among the Shareholders' Accounts so as to take account of any variation between the Series's adjusted basis in such property for federal income tax purposes and its fair market value at the time of contribution (determined in the same manner as Net Asset Value is determined pursuant to Article X, Section 3, reduced, in the Adviser's sole and absolute discretion, by an amount the Adviser estimates to equal any transaction costs the Trust will incur as a result of investing such property, or as otherwise provided in the Policies); accordingly, Recognized Gain or Recognized Loss (each as defined in the Policies) on the disposition of "section 704(c) property" (as defined in Treas. Reg. ss. 1.704-3(a)(3)(i)) shall be allocated to the contributing Member's Accounts to the extent of "built-in gain or loss" (as defined in Treas. Reg. ss. 1.704-3(a)(3)(ii)) and, to the extent necessary, the Members shall receive reasonable curative or remedial allocations permitted by Treas. Reg. ss.ss. 1.704-3(c) and (d). To the extent permitted by Treas. Reg. ss.
1.704-1(b)(2)(iv)(F), a Series may, in connection with a contribution or distribution of money or other property (other than a DE MINIMIS amount) or in other circumstances described in such section, make adjustments to the Shareholders' Accounts to reflect a revaluation of the Series's property on the

Trust's books; provided that (a) such adjustments shall be made in accordance with Treas. Reg. ss. 1.704-1(b)(2)(iv)(G) to take into account allocations of income, gain, loss and deduction with respect to such property and (ii) the Shareholders' distributive shares of gain or loss, as computed for tax purposes, with respect to such revalued property shall be determined so as to take account of the variation between the adjusted tax basis in and book value of such property in the same manner as under Code section 704(c).

Withholding
-----------

     SECTION 4. The Trustees shall be entitled to, and solely at the direction of the Adviser and not otherwise shall, withhold from any distribution or other payment to a Shareholder any amount that the Adviser reasonably determines to be necessary to satisfy any federal, state, local or foreign tax liability of such Shareholder (or of the Series in which it holds a Share) arising as a result of such distribution or payment or such Shareholder's interest in such Series.

Tax Matters Partner
-------------------

     SECTION 5. The Trustees are authorized to annually designate for each Series, from among its Shareholders, a "tax matters partner" under section
6231(a)(7) of the Code ("Tax Matters Shareholder"). A Series's Tax Matters Shareholder shall have all the powers and responsibilities of a tax matters partner set forth in the Code and the regulations thereunder, provided that it
(a) shall promptly furnish the Internal Revenue Service with information sufficient to cause each Shareholder in that Series to be treated as a "notice partner" as defined in section 6231(a)(8) of the Code and (b) shall not file or settle any action or suit or extend any statute of limitations relating to Series tax matters without first notifying all Shareholders in that Series. Reasonable expenses incurred by the Tax Matters Shareholder, in its capacity as such, will be treated as Series expenses. Any Shareholder in a Series shall have the right to participate in any administrative proceedings relating to the determination of partnership tax items at that Series level.

Tax Returns and Elections
-------------------------

     SECTION 6. The Trustees are authorized to, and shall, designate from time to time any person to sign and file on behalf of each Series tax returns the Trustees determine are required to be filed thereby and elections for tax purposes (including an election under section 754 of the Code) they determine, in their sole and absolute discretion, would be in the best interests of such Series and its Shareholders. The Trustees may cause any expenses incurred in connection with implementing any election under section 754 (including additional accounting and/or auditing expenses resulting from the effect of making such an election) to be borne by any Shareholder desiring such election.

                                   ARTICLE VII
                                   -----------
           INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT
           ------------------------------------------------------------

Investment Adviser
------------------

     SECTION 1. Subject to the applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion from time to time, enter into an investment advisory or similar contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

     The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more subadvisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and subadviser.

     Notwithstanding any contrary provisions herein, the Trustees can enter into investment advisory or investment subadvisory contracts without Shareholder approval permitted by an exemptive order of the Commission or similar relief granted by the Commission or its staff, including a staff no-action position.

Principal Underwriter
---------------------

     SECTION 2. The Trustees may in their discretion from time to time enter into a contract(s) on behalf of the Trust or any Series providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may in their discretion determine to be not inconsistent with the provisions of this Article VII or of the Bylaws, if any; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust. Alternatively, or in addition thereto, the Trust can directly distribute Shares and, if necessary in connection with such distribution, register as a broker-dealer in appropriate jurisdictions. The

Trustees may in their discretion adopt a plan or plans of distribution and enter into any related agreements whereby the Trust finances directly or indirectly any activity that is primarily intended to result in sales of Shares.

Transfer Agent
--------------

     SECTION 3. The Trustees may, in their discretion from time to time, enter into a transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trust with transfer agency and Shareholder services. The contracts shall be on such terms and conditions as the Trustees may in their discretion determine are not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities including one or more agents of such parties.

Parties to Contract
-------------------

     SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder or member of such other party to the contract, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

Provisions and Amendments
-------------------------

     SECTION 5. Any contract  entered into  pursuant to Sections 1 and 2 of this
Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal or amendment thereof.

                                  ARTICLE VIII
                                  ------------
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS
                    ----------------------------------------

Voting Powers
-------------

     SECTION 1. The Shareholders shall have power to vote: (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or subadvisory contract to the extent provided in Sections 1 and 5 of Article VII; (d) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (e) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring any derivative or class action on behalf of any other Series or Class; and (f) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust or by the Bylaws, if any, or any registration and/or qualification of the Trust with the Commission or any state, as the Trustees may consider desirable.

     On any matter submitted to a vote of the Shareholders, each Shareholder shall be entitled to one vote for each dollar of its Book Capital Account balance as to any matter on which the Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws to be taken by Shareholders.

Meetings
--------

     SECTION 2. Special meetings of the Shareholders may be called by the Trustees and may be held at the principal office of the Trust or such other place as the Trustees may designate. Special meetings also shall be called by the Trustees for the purpose of removing one or more Trustees upon the written request for such a meeting by Shareholders whose combined Book Capital Account balances equal at least 10 percent of the aggregate Book Capital Account balances of all Shareholders entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time or modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said
Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least 15 days' notice of any meeting.

Quorum and Required Vote
------------------------

     SECTION 3. Shareholders whose combined Book Capital Account balances equal at least one-third (1/3) of the aggregate Book Capital Account balances of all Shareholders entitled to vote in person or by proxy shall constitute a Quorum for the transaction of business at a Shareholders' meeting, except as may otherwise be required by the 1940 Act, other applicable law, this Declaration of Trust or the Bylaws. Where any provision of law or of this Declaration of Trust or the Bylaws permits or requires that holders of any Series or Class shall vote as a Series or Class, then Shareholders of that Series or Class whose combined Book Capital Account balances equal at least one-third (1/3) of the aggregate

Book Capital Account balances of all Shareholders of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class, except as may otherwise be required by the 1940 Act, other applicable law, this Declaration of Trust or the Bylaws. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust, the Bylaws or law, a majority of the votes cast in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the votes of the Shareholders of that Series or Class (in the case of a Shareholder of more than one Series or Class, with respect only to its Book Capital Account balance attributable to the part of its Share represented by that Series or Class) voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

                                   ARTICLE IX
                                   ----------
                                    CUSTODIAN
                                    ---------

Appointment and Duties
----------------------

     SECTION 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, trust company or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian on such basis of compensation as may be agreed upon between the Trustees and the custodian. The custodian shall have authority as agent for the Trust, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust:

          (a) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electronic means as are agreed to by the Trust and the custodian;

          (b) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;

          (c) to disburse such funds upon orders or vouchers;

          (d) to keep the books and accounts of the Trust and furnish clerical and accounting services and

          (e) to compute, if authorized to do so by the Trustees, the Trust's Net Asset Value in accordance with the provisions hereof.

     If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.

Employment of Sub-custodian
---------------------------

     SECTION 2. The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be (a) a bank, a company that is a member of a national securities exchange, trust company or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus and undivided profits of at least two million dollars ($2,000,000) or such other amount as shall be allowed by the Commission or by the 1940 Act, or (b) an eligible foreign custodian in accordance with Rule 17f-5 under the 1940 Act or any such applicable successor regulation.

Central Depository System
-------------------------

     SECTION 3. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act as from time to time amended, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other authorized agents.

                                    ARTICLE X
                                    ---------
                    DISTRIBUTIONS, REDEMPTIONS AND VALUATION
                    ----------------------------------------

Distributions
-------------

     SECTION 1.

          (a) The Trustees may from time to time make distributions. The amount of such distributions and the payment of them shall be wholly in the discretion of the Trustees.

          (b) The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid distributions on Shares from assets of a particular Series, which distributions, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. All distributions on Shares of a particular Series shall be distributed in accordance with the applicable provisions of the Policies.

Redemptions
-----------

     SECTION 2. In case any Shareholder of a particular Series or Class of a Series desires to dispose of all or part of its Share attributable to that Series or Class, the Shareholder may deposit at the office of the transfer agent or other authorized agent of the Trust a written request or such other form of request, including, but not limited to, electronic mail, as the Trustees may from time to time authorize, requesting that the Trust purchase the Share or a specified part thereof in accordance with this Section 2 and the applicable provisions of the Policies; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Trust shall purchase, such full or partial Share, at the Net Asset Value thereof (as described in Section 3 of this Article X) less such charges as are determined by the Trustees and described in the Trust's Registration Statement under the 1940 Act, adjusted, if necessary, to comply with the last sentence of section 5.2 of the Policies attached hereto as Exhibit A (or corresponding provision of any amended Policies). Such purchase price shall be reflected by a decrease in such Shareholder's Book Capital
Account balance. The Series shall make payment for any such full or partial Share to be redeemed, as aforesaid, in cash to the extent required by federal law, and securities from the assets of that Series, and payment for such full or partial Share shall be made by the Series or the Principal Underwriter to the Shareholder of record within seven (7) days after the date upon which the request is effective or as otherwise determined by the Trustees.

Determination of Net Asset Value and Valuation of Portfolio Assets
------------------------------------------------------------------

     SECTION 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value shall be determined separately for each Series or Class, on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission. The Trustees may delegate any powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time the Trustees may cause the Net Asset Value last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective.

Suspension of the Right of Redemption
-------------------------------------

     SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment to the extent as permitted under the 1940 Act.

Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw its request for redemption or receive payment based on the Net Asset Value existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

Required Redemptions
--------------------

     SECTION 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (a) the failure of a Shareholder to supply a tax identification or similar number if required to do so, (b) the failure of a Shareholder to pay when due for the purchase of a Share issued to it or (c) the failure to maintain a minimum Book Capital Account balance established by the Trustees. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

                                   ARTICLE XI
                                   ----------
                   LIMITATION OF LIABILITY AND INDEMNIFICATION
                   -------------------------------------------

Limitation of Liability
-----------------------

     SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification
---------------

     SECTION 2.

          (a) Subject to the exceptions and  limitations  contained in paragraph
     (b) below:

               (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

               (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No  indemnification  shall  be  provided  hereunder  to a  Covered
     Person:

               (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

               (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

          (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

               (i) such Covered Person shall have provided appropriate security for such undertaking,

               (ii) the Trust is insured against losses arising out of any such advance payments or

               (iii) either a majority of Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this
          Section 2.

Shareholders
------------

     SECTION 3. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of its being or having been a Shareholder and not because of its acts or omissions or for some other reason, the Shareholder or former Shareholder (or its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against any loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust or applicable Series and satisfy any judgment thereon.

                                   ARTICLE XII
                                   -----------
                                  MISCELLANEOUS
                                  -------------

Trust Not a Partnership, Except for Tax Purposes
------------------------------------------------

     SECTION 1.

          (a) It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust (or a particular Series) or the Trustees shall look only to the assets of the Trust (or such Series) for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

          (b) Notwithstanding paragraph (a), it is intended that the Trust (or each Series if there is more than one Series) be classified for federal tax purposes as a partnership that is not a "publicly traded partnership" (or a "publicly traded partnership" that is treated as a corporation), and the Trustees shall do all things they, in their sole discretion, determine are necessary to achieve such objective. The Trustees, in their sole discretion and without the Shareholders' vote or consent, may amend this Declaration of Trust to ensure that such objective is achieved.

Trustee's Good Faith Action, Expert Advice, No Bond or Surety
-------------------------------------------------------------

     SECTION 2. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this
Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

Establishment of Record Dates
-----------------------------

     SECTION 3. The Trustees may close the Share transfer books of the Trust for a period not exceeding 60 days preceding the date of any meeting of Shareholders, or the date for the payment of any distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding 60 days preceding the date of any meeting of Shareholders, or the date for payment of any distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting or entitled to receive payment of any such distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at such meeting, or to receive payment of such distribution, or to receive such allotment or rights, or to exercise such rights as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

Termination of Trust, a Series or a Class
-----------------------------------------

         SECTION 4.

          (a) The Trust shall continue without limitation of time but subject to the provisions of paragraphs (b) and (c) of this Section 4.

          (b) Subject to a Majority Shareholder Vote, the Trustees may:

               (i) sell and convey through merger, consolidation, reorganization or otherwise the assets of the Trust, a Series or a Class or Classes to another trust, or a partnership, association or corporation ("Other

          Entity"), organized under the laws of any state for adequate consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities accrued or contingent, of the Trust and which may include shares of beneficial interest or stock of such Other Entity; or

               (ii) at any time sell and convert into money all of the assets of the Trust, a Series or Class, as appropriate.

     Upon making provision for the payment of all such liabilities pursuant to either clause (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) among the Shareholders of each affected Series in accordance with their positive Book Capital Account balances; however, the payment to the Shareholders of any particular Class within such Series may be reduced by any fees, expenses or charges allocated to that Class. Nothing in this Declaration of Trust shall preclude the Trustees from distributing such remaining proceeds or assets so that holders of the Shares of a particular Class or any affected Series receive as their ratable distribution Shares solely of an analogous class, as determined by the Trustees, of any Other Entity.

          (c) The Trustees may take any of the actions specified in clauses (i) and (ii) of Section 4(b) above without obtaining a Majority Shareholder Vote of any Series or Class or of the Trust, except as otherwise required under the 1940 Act, if a majority of the Trustees makes a determination that (i) the continuation of a Series or Class or the Trust is not in the best interest of such Series or Class or the Trust or their respective Shareholders as a result of factors or events adversely affecting the ability of such Series or Class or the Trust to conduct its business and operations in an economically viable manner or (ii) a merger, consolidation, reorganization or similar transaction is in the best interest of the Series or Class or of the Trust, as appropriate. Such factors and events may include the inability of a Series, a Class or the Trust to maintain its assets at an appropriate size, changes in law or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class, or the Trust, invests or economic developments or trends having a significant adverse impact on the business or operations of such Series or Class or the Trust.

          (d) Upon completion of the distribution of the remaining assets as provided in paragraphs (b) and (c), the Trust, Series or Class, as appropriate, shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

Filing of Copies, References, Headings
--------------------------------------

     SECTION 5. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original may rely on a copy certified by any officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental declaration of trust. In this instrument or in any such supplemental declaration of trust, references to this instrument, and the expressions "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law
--------------

     SECTION 6. The trust set forth in this instrument is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers that are ordinarily exercised by such a trust.

Amendments
----------

     SECTION 7. This instrument can be amended, supplemented or restated by a majority vote of the Trustees. Amendments, supplements or restatements having the purpose of materially decreasing the rights of Shareholders in regard to liability and indemnification, as set forth in Article III Section 6 and Article XI Section 3, respectively, shall require a Majority Shareholder Vote. Copies of the amended, supplemented or restated Declaration of Trust shall be filed as specified in Section 5 of this Article XII.

Fiscal Year
-----------

     SECTION 8. The fiscal year of the Trust shall end on a specified date as determined by the Trustees that is permitted for federal income tax purposes; provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

Notice to Other Parties
-----------------------

     SECTION 9. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he and she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

Provisions in Conflict With Law or Regulations
----------------------------------------------

     SECTION 10.

          (a) The provisions of this Declaration of Trust are severable, and, if the Trustees determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act or other applicable laws and/or regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

          (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.




     IN WITNESS WHEREOF, the undersigned, being all of the Trustees of AMR Investment Services Trust, have executed this instrument.



         [INSERT TRUSTEE SIGNATURES]

                                   PROXY CARDS
                                   -----------

                                   PROXY CARDS


           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                    PROXY
                          AMERICAN AADVANTAGE FUNDS

        Balanced Fund         High Yield Bond Fund    Large Cap Value Fund
    Emerging Markets Fund    Intermediate Bond Fund   Short-Term Bond Fund
     Enhanced Income Fund    Large Cap Growth Fund    Small Cap Value Fund

                  Combined Special Meeting of Shareholders
                               August 11, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies William F. Quinn, Barry Y. Greenberg and Christina E. Sears, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of the above-referenced funds (the "Funds") held of record by the undersigned on June 14, 2004, at the meeting of shareholders to be held on August 11, 2004, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.

                CONTINUED AND TO BE SIGNED ON REVERSE SIDE

AMERICAN AADVANTAGE FUNDS
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



              Your vote is important.  Please vote immediately.

VOTE-BY-INTERNET                              VOTE-BY-TELEPHONE
Log on to the Internet and go to      OR      Call toll-free
http://www.eproxyvote.com/aadbx               1-877-PRX-VOTE (1-877-779-8683)

 If you vote over the Internet or by telephone, please do not mail your card.



           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


 X  PLEASE MARK VOTES AS IN THIS EXAMPLE.
---

Vote on Trustees

1. To elect the following nominees as Trustees of the American AAdvantage Funds (the "Trust"): (01) Quinn, (02) Feld, (03) O'Sullivan, (04) Turner,
   (05) Youngblood, (06) Bogart, (07) Cline, (08) Massman.

          FOR          WITHHELD

          -----        -----
     For all nominees except as noted below

     -----  ------------------


Vote on Proposals

2. To approve changes to or elimination of certain fundamental investment
   limitations of the Funds:                          FOR   AGAINST   ABSTAIN
   2a. Change to limitation on investment in
       commodities.                                  -----   -----     -----
   2b. Change to limitation on lending securities.
                                                     -----   -----     -----
   2c. Deletion of limitation on affiliated
       transactions.                                 -----   -----     -----
   2d. Change to limitation on issuance of senior
       securities.                                   -----   -----     -----
   2e. Change to limitation on borrowing.
                                                     -----   -----     -----
3. To approve an amendment to the Declaration of
   Trust for the Trust.                              -----   -----     -----

NOTE: Individual shareholders must sign exactly as their name appears at left. Either party of a joint account may sign, but that person must sign exactly as his-her name appears to the left. For all other accounts, the title of the individual signing must be designated unless it is explicit in the account registration noted at left.


Signature:                Date:       Signature:                Date:
          ---------------      ------           ---------------      ------

                                 PROPOSALS

Vote on Trustees

1. To elect the following nominees as Trustees of the American AAdvantage Funds (the "Trust"): (01) Quinn, (02) Feld, (03) O'Sullivan,
   (04) Turner, (05) Youngblood, (06) Bogart, (07) Cline, (08) Massman.

4. To authorize the Trust, on behalf of the Funds, to vote at a meeting of the AMR Investment Services Trust (the "AMR Trust") to elect the following nominees as Trustees of the AMR Trust: (01) Quinn, (02) Feld,
   (03) O'Sullivan, (04) Turner, (05) Youngblood, (06) Bogart, (07) Cline,
   (08) Massman.

Vote on Proposals Relating to the Trust

2. To approve changes to or elimination of certain fundamental investment limitations of the Funds:

   2a. Change to limitation on investment in commodities.
   2b. Change to limitation on lending securities.
   2c. Deletion of limitation on affiliated transactions.
   2d. Change to limitation on issuance of senior securities.
   2e. Change to limitation on borrowing.

3. To approve an amendment to the Declaration of Trust for the Trust.

Vote on Proposals Relating to the AMR Trust

5. To authorize the Trust, on behalf of the Funds, to vote at a meeting of the AMR Trust to approve changes to or elimination of certain fundamental investment limitations of the corresponhding Portfolio of the AMR Trust:

   5a. Change to limitation on investment in commodities.
   5b. Change to limitation on lending securities.
   5c. Deletion of limitation on affiliated transactions.
   5d. Change to limitation on issuance of senior securities.
   5e. Change to limitation on borrowing.

6. To authorize the Trust, on behalf of the Funds, to vote at a meeting of the AMR Trust to approve a Conversion Agreement and a related new Declaration of Trust for the AMR Trust.


           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                    PROXY
                          AMERICAN AADVANTAGE FUNDS
                          International Equity Fund
                         Municipal Money Market Fund
                      U.S. Government Money Market Fund

                   Combined Special Meeting of Shareholders
                               August 11, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies William F. Quinn, Barry Y. Greenberg and Christina E. Sears, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of the above-referenced funds (the "Funds") held of record by the undersigned on June 14, 2004, at the meeting of shareholders to be held on August 11, 2004, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.

                CONTINUED AND TO BE SIGNED ON REVERSE SIDE

AMERICAN AADVANTAGE FUNDS
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



              Your vote is important.  Please vote immediately.

                             VOTE-BY-INTERNET
                     Log on to the Internet and go to
                     http://www.eproxyvote.com/aaixx

         If you vote over the Internet, please do not mail your card.



           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


 X  PLEASE MARK VOTES AS IN THIS EXAMPLE.
---

Vote on Trustees

Proposal 1

          FOR          WITHHELD

          -----        -----
     For all nominees except as noted below

     -----  ------------------

Proposal 4

          FOR          WITHHELD

          -----        -----
     For all nominees except as noted below

     -----  ------------------

Vote on Proposals Relating to the Trust

             FOR   AGAINST   ABSTAIN

Proposal 2a -----   -----     -----

Proposal 2b -----   -----     -----

Proposal 2c -----   -----     -----

Proposal 2d -----   -----     -----

Proposal 2e -----   -----     -----

Proposal 3  -----   -----     -----

Vote on Proposals Relating to the AMR Trust

             FOR   AGAINST   ABSTAIN

Proposal 5a -----   -----     -----

Proposal 5b -----   -----     -----

Proposal 5c -----   -----     -----

Proposal 5d -----   -----     -----

Proposal 5e -----   -----     -----

Proposal 6  -----   -----     -----

PLEASE REFER TO THE REVERSE OF THIS CARD
FOR THE RESOLUTIONS TO BE VOTED AT THE MEETING

NOTE: Individual shareholders must sign exactly as their name appears at left. Either party of a joint account may sign, but that person must sign exactly as his-her name appears to the left. For all other accounts, the title of the individual signing must be designated unless it is explicit in the account registration noted at left.


Signature:                Date:       Signature:                Date:
          ---------------      ------           ---------------      ------

           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                    PROXY
                   AMERICAN AADVANTAGE S&P 500 INDEX FUND
                  AMERICAN AADVANTAGE SMALL CAP INDEX FUND
             AMERICAN AADVANTAGE INTERNATIONAL EQUITY INDEX FUND

                  Combined Special Meeting of Shareholders
                               August 11, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies William F. Quinn, Barry Y. Greenberg and Christina E. Sears, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of the above-referenced funds (the "Funds") held of record by the undersigned on June 14, 2004, at the meeting of shareholders to be held on August 11, 2004, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.

                CONTINUED AND TO BE SIGNED ON REVERSE SIDE

AMERICAN AADVANTAGE FUNDS
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



              Your vote is important.  Please vote immediately.

VOTE-BY-INTERNET                              VOTE-BY-TELEPHONE
Log on to the Internet and go to      OR      Call toll-free
http://www.eproxyvote.com/aaspx               1-877-PRX-VOTE (1-877-779-8683)

 If you vote over the Internet or by telephone, please do not mail your card.



           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


 X  PLEASE MARK VOTES AS IN THIS EXAMPLE.
---

1. To elect the following nominees as Trustees of the American AAdvantage Funds (the "Trust"): (01) Quinn, (02) Feld, (03) O'Sullivan, (04) Turner,
   (05) Youngblood, (06) Bogart, (07) Cline, (08) Massman.

          FOR          WITHHELD

          -----        -----
     For all nominees except as noted below

     -----  ------------------


                                                      FOR   AGAINST   ABSTAIN
3. To approve an amendment to the Declaration of
   Trust for the Trust.                              -----   -----     -----

NOTE: Individual shareholders must sign exactly as their name appears at left. Either party of a joint account may sign, but that person must sign exactly as his-her name appears to the left. For all other accounts, the title of the individual signing must be designated unless it is explicit in the account registration noted at left.


Signature:                Date:       Signature:                Date:
          ---------------      ------           ---------------      ------

                                 PROPOSALS

Vote on Trustees

1. To elect the following nominees as Trustees of the American AAdvantage Funds (the "Trust"): (01) Quinn, (02) Feld, (03) O'Sullivan,
   (04) Turner, (05) Youngblood, (06) Bogart, (07) Cline, (08) Massman.

4. To authorize the Trust, on behalf of the Money Market Fund, to vote at a meeting of the AMR Investment Services Trust (the "AMR Trust") to elect the following nominees as Trustees of the AMR Trust: (01) Quinn,
   (02) Feld, (03) O'Sullivan, (04) Turner, (05) Youngblood, (06) Bogart,
   (07) Cline, (08) Massman.

Vote on Proposals Relating to the Trust

2. To approve changes to or elimination of certain fundamental investment limitations of the Money Market Fund:

   2a. Change to limitation on investment in commodities.
   2b. Change to limitation on lending securities.
   2c. Deletion of limitation on affiliated transactions.
   2d. Change to limitation on issuance of senior securities.
   2e. Change to limitation on borrowing.
   2f. Change to limitation on concentration of investments in the banking industry.

3. To approve an amendment to the Declaration of Trust for the Trust.

Vote on Proposals Relating to the AMR Trust

5. To authorize the Trust, on behalf of the Money Market Fund, to vote at a meeting of the AMR Trust to approve changes to or elimination of certain fundamental investment limitations of the corresponding Portfolio of the AMR Trust:

   5a. Change to limitation on investment in commodities.
   5b. Change to limitation on lending securities.
   5c. Deletion of limitation on affiliated transactions.
   5d. Change to limitation on issuance of senior securities.
   5e. Change to limitation on borrowing.
   5f. Change to limitation on concentration of investments in the banking industry.

6. To authorize the Trust, on behalf of the Money Market Fund, to vote at a meeting of the AMR Trust to approve a Conversion Agreement and a related new Declaration of Trust for the AMR Trust.


           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                    PROXY
                    AMERICAN AADVANTAGE MONEY MARKET FUND

                       Special Meeting of Shareholders
                               August 11, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies William F. Quinn, Barry Y.
Greenberg and Christina E. Sears, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of the above-referenced fund (the "Money Market Fund") held of record by the undersigned on June 14, 2004, at the meeting of shareholders to be held on August 11, 2004, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

If voting by mail, please sign, date and promptly return this proxy in the enclosed envelope.

                CONTINUED AND TO BE SIGNED ON REVERSE SIDE

AMERICAN AADVANTAGE FUNDS
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



              Your vote is important.  Please vote immediately.

                             VOTE-BY-INTERNET
                     Log on to the Internet and go to
                     http://www.eproxyvote.com/aadxx

         If you vote over the Internet, please do not mail your card.



           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


 X  PLEASE MARK VOTES AS IN THIS EXAMPLE.
---

Vote on Trustees

Proposal 1

          FOR          WITHHELD

          -----        -----
     For all nominees except as noted below

     -----  ------------------

Proposal 4

          FOR          WITHHELD

          -----        -----
     For all nominees except as noted below

     -----  ------------------

Vote on Proposals Relating to the Trust

             FOR   AGAINST   ABSTAIN

Proposal 2a -----   -----     -----

Proposal 2b -----   -----     -----

Proposal 2c -----   -----     -----

Proposal 2d -----   -----     -----

Proposal 2e -----   -----     -----

Proposal 2f -----   -----     -----

Proposal 3  -----   -----     -----

Vote on Proposals Relating to the AMR Trust

             FOR   AGAINST   ABSTAIN

Proposal 5a -----   -----     -----

Proposal 5b -----   -----     -----

Proposal 5c -----   -----     -----

Proposal 5d -----   -----     -----

Proposal 5e -----   -----     -----

Proposal 5f -----   -----     -----

Proposal 6  -----   -----     -----

PLEASE REFER TO THE REVERSE OF THIS CARD
FOR THE RESOLUTIONS TO BE VOTED AT THE MEETING

NOTE: Individual shareholders must sign exactly as their name appears at left. Either party of a joint account may sign, but that person must sign exactly as his-her name appears to the left. For all other accounts, the title of the individual signing must be designated unless it is explicit in the account registration noted at left.


Signature:                Date:       Signature:                Date:
          ---------------      ------           ---------------      ------